UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

AB MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2016

Date of reporting period: November 30, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

NOV    11.30.15

SEMI-ANNUAL REPORT

AB MUNICIPAL INCOME FUND

+	AB CALIFORNIA PORTFOLIO
+	AB HIGH INCOME MUNICIPAL PORTFOLIO
+	AB NATIONAL PORTFOLIO
+	AB NEW YORK PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 19, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AB Municipal Income Fund (the “Fund”) for the semi-annual reporting period ended November 30, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Municipal Income Fund to AB Municipal Income Fund. The Fund has four portfolios: AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (together, the “Portfolios”).

Investment Objective and Policies

The investment objective of the AB California, AB National and AB New York Portfolios is to earn the highest level of current income, exempt from federal income tax, and in the case of the California and New York Portfolios, state taxation of the respective state, that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal or income. Each of the AB California Portfolio, AB National Portfolio and AB New York Portfolio invests principally in high-yielding, predominantly investment-grade municipal securities. The investment objective of the AB High Income Municipal Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk. The AB High Income Municipal Portfolio invests principally in high-yielding municipal securities that may be non-investment-grade or investment-grade.

Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum Tax (“AMT”) for certain taxpayers. Each of the Portfolios that invests in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The AB National Portfolio may invest 25% or more of its net assets in a single state.

The AB California, AB National and AB New York Portfolios may also invest in forward commitments, Tender Option Bond transactions (“TOBs”), zero coupon municipal securities and variable, floating and inverse floating-rate municipal securities and derivatives, such as options, futures, forwards and swaps.

The AB High Income Municipal Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds. The Portfolio may also invest in forward commitments; zero coupon

AB MUNICIPAL INCOME FUND •	1

municipal securities and variable, floating and inverse floating rate municipal securities and certain types of mortgage related securities. The Portfolio may invest in derivatives, such as options, futures, forwards and swaps. The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

Investment Results

The tables on page 7 show performance for each Portfolio compared with its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended November 30, 2015.

AB California Portfolio – For the six-month period, Class A and Advisor Class shares outperformed the benchmark, while Class B and C shares underperformed, before sales charges. Security selection in the state general obligation sector contributed most to relative returns. Security selection in the local general obligation sector detracted. For the 12-month period, all share classes of the Portfolio underperformed the benchmark. Stock selection in the pre-refunded sector detracted; security selection in the state general obligation sector contributed.

AB High Income Municipal Portfolio – All share classes outperformed the benchmark for both periods, before sales charges. For the six-month period, security selection in the industrials and health care sectors contributed most to relative performance.

Security selection in the education sector had a negative impact on returns, as did an overweight in health care. For the 12-month period, security selection in the industrials and health care sectors contributed to performance. Security selection in the water sector, as well as an overweight in health care also contributed. Stock selection in the leasing sector detracted.

AB National Portfolio – For the six-month period, Class A and Advisor Class shares outperformed the benchmark, while Class B and C shares underperformed, before sales charges. Security selection in the special tax, transportation, health care, water and insured sectors contributed to relative performance. Security selection in the leasing sector had a negative impact on returns. For the 12-month period, Class A, B and C shares underperformed the benchmark, while Advisor Class shares outperformed. Security selection in the pre-refunded sector detracted from performance; selection in the special tax, state general obligation, water and local general obligation sectors contributed.

AB New York Portfolio – For the six-month period, all share classes of the Portfolio underperformed the benchmark, before sales charges. Security selection in the industrials sector detracted from relative performance, stock selection in the transportation and special tax sectors contributed. For the 12-month period, Class A, B and C shares underperformed the benchmark, while Advisor Class shares outperformed. Security selection in the pre-refunded and industrials sectors detracted from

2	• AB MUNICIPAL INCOME FUND

performance. Security selection in the education, health care and special tax sectors contributed to performance.

The California, High Income Municipal, National and New York Portfolios utilized derivatives in the form of interest rate swaps and inflation (“CPI”) swaps for hedging purposes. The High Income Portfolio also utilized purchased options and written options for hedging purposes; credit default swaps were used for investment purposes. Inflation swaps, credit default swaps, purchased options and written options had no material impact on absolute performance for either period; interest rate swaps added to performance for the six-month period and detracted for the 12-month period.

Market Review and Investment Strategy

During the reporting period, Treasury yields generally rose as markets anticipated the Federal Reserve raising short-term interest rates at year-end. Commodity prices fell, emerging market economies sputtered, stock prices were volatile and the US dollar strengthened. Over both periods, municipal bonds have generally had positive returns and even mid-grade and high-yield municipals performed well, in sharp contrast to the investment-grade and high-yield corporate bond markets. A general scarcity of municipal credit issuance and an abundance of corporate-debt issuance partly explain the divergent returns in the markets.

Tax revenues for municipal issuers have been positive and the creditworthiness of municipal mid-grade and high-yield issuers continues to improve modestly in step with the domestic economy. The Municipal Bond Investment Team has structured the Portfolios to be modestly overweight medium-grade credit quality bonds.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Portfolio	Insured Bonds	Pre-refunded/ ETM*/ Insured Bonds†
California	11.84%	1.71%
High Income	3.06%	1.23%
National	13.04%	2.65%
New York	7.54%	0.00%

*	Breakdowns expressed as a percentage of investments in municipal bonds.

†	Escrowed to maturity.

AB MUNICIPAL INCOME FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment Grade Securities Risk (High Income Municipal Portfolio): Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Leverage Risk (High Income Municipal): To the extent the Portfolio uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other US territories, which are exempt from federal, state, and, where applicable, local income taxes. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of municipal

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4	• AB MUNICIPAL INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

securities issued in Puerto Rico or placed them on a “negative watch”. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Portfolios could be adversely affected.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of the Portfolios’ shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of the Portfolios’ shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

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AB MUNICIPAL INCOME FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolio was 4.25%. If the Class A annualized returns for the Portfolios and National, California and New York Portfolios returns shown in the line graphs reflected the deduction of the former maximum front-end sales charge, its returns would be lower. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB MUNICIPAL INCOME FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIOS VS. THEIR BENCHMARK

PERIODS ENDED NOVEMBER 30, 2015 (unaudited)

	NAV Returns
AB CALIFORNIA PORTFOLIO	6 Months	12 Months
Class A	2.44%	2.81%

Class B*	1.97%	2.06%

Class C	2.06%	2.15%

Advisor Class†	2.57%	3.08%

Barclays Municipal Bond Index	2.37%	3.10%

AB HIGH INCOME MUNICIPAL PORTFOLIO	6 Months	12 Months
Class A	3.10%	5.14%

Class C	2.63%	4.37%

Advisor Class†	3.14%	5.41%

Barclays Municipal Bond Index	2.37%	3.10%

AB NATIONAL PORTFOLIO	6 Months	12 Months
Class A	2.40%	2.85%

Class B*	2.03%	2.10%

Class C	2.03%	2.10%

Advisor Class†	2.43%	3.11%

Barclays Municipal Bond Index	2.37%	3.10%

AB NEW YORK PORTFOLIO	6 Months	12 Months
Class A	2.11%	3.04%

Class B*	1.73%	2.29%

Class C	1.73%	2.28%

Advisor Class†	2.13%	3.20%

Barclays Municipal Bond Index	2.37%	3.10%

*	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB MUNICIPAL INCOME FUND •	7

Historical Performance

AB CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.44%	2.56%
1 Year	2.81%	-0.24%
5 Years	5.07%	4.43%
10 Years	4.50%	4.18%

Class B Shares			0.73%	1.30%
1 Year	2.06%	-0.93%
5 Years	4.33%	4.33%
10 Years(a)	4.07%	4.07%

Class C Shares			0.75%	1.33%
1 Year	2.15%	1.15%
5 Years	4.33%	4.33%
10 Years	3.77%	3.77%

Advisor Class Shares‡			1.73%	3.07%
1 Year	3.08%	3.08%
5 Years	5.37%	5.37%
Since Inception^	5.40%	5.40%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				0.11%
5 Years				5.02%
10 Years				4.16%

Class B Shares
1 Year				-0.59%
5 Years				4.91%
10 Years(a)				4.04%

Class C Shares
1 Year				1.50%
5 Years				4.93%
10 Years				3.75%

Advisor Class Shares‡
1 Year				3.43%
5 Years				5.96%
Since Inception ^				5.45%

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8	• AB MUNICIPAL INCOME FUND

Historical Performance

AB CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.81%, 1.57%, 1.55% and 0.55% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended November 30, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed below.

^	Inception date: 8/6/2008.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

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AB MUNICIPAL INCOME FUND •	9

Historical Performance

AB HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			3.49%	5.37%
1 Year	5.14%	1.96%
5 Years	7.54%	6.89%
Since Inception^	7.43%	6.87%

Class C Shares			2.86%	4.40%
1 Year	4.37%	3.37%
5 Years	6.77%	6.77%
Since Inception^	6.66%	6.66%

Advisor Class Shares‡			3.85%	5.92%
1 Year	5.41%	5.41%
5 Years	7.85%	7.85%
Since Inception^	7.73%	7.73%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				2.15%
5 Years				7.73%
Since Inception^				6.96%

Class C Shares
1 Year				3.54%
5 Years				7.63%
Since Inception^				6.75%

Advisor Class Shares‡
1 Year				5.58%
5 Years				8.71%
Since Inception^				7.81%

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10	• AB MUNICIPAL INCOME FUND

Historical Performance

AB HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87%, 1.62% and 0.62% for Class A, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.80%, 1.55% and 0.55% for Class A, Class C and Advisor Class, respectively. These waivers/ reimbursements may not be terminated prior to September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended November 30, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

‡	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed below.

^	Inception date: 1/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

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AB MUNICIPAL INCOME FUND •	11

Historical Performance

AB NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			2.01%	3.09%
1 Year	2.85%	-0.24%
5 Years	4.79%	4.16%
10 Years	4.37%	4.05%

Class B Shares			1.32%	2.03%
1 Year	2.10%	-0.88%
5 Years	4.07%	4.07%
10 Years(a)	3.93%	3.93%

Class C Shares			1.33%	2.05%
1 Year	2.10%	1.10%
5 Years	4.06%	4.06%
10 Years	3.64%	3.64%

Advisor Class Shares‡			2.32%	3.57%
1 Year	3.11%	3.11%
5 Years	5.10%	5.10%
Since Inception^	5.21%	5.21%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				-0.14%
5 Years				4.75%
10 Years				4.05%

Class B Shares
1 Year				-0.80%
5 Years				4.66%
10 Years(a)				3.93%

Class C Shares
1 Year				1.18%
5 Years				4.66%
10 Years				3.64%

Advisor Class Shares‡
1 Year				3.20%
5 Years				5.70%
Since Inception^				5.27%

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Historical Performance

AB NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.80%, 1.57%, 1.56% and 0.55% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended November 30, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed below.

^	Inception Date: 8/6/2008.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB MUNICIPAL INCOME FUND •	13

Historical Performance

AB NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.60%	2.70%
1 Year	3.04%	-0.06%
5 Years	3.91%	3.28%
10 Years	4.00%	3.69%

Class B Shares			0.90%	1.52%
1 Year	2.29%	-0.71%
5 Years	3.19%	3.19%
10 Years(a)	3.57%	3.57%

Class C Shares			0.91%	1.54%
1 Year	2.28%	1.29%
5 Years	3.18%	3.18%
10 Years	3.28%	3.28%

Advisor Class Shares‡			1.89%	3.19%
1 Year	3.20%	3.20%
5 Years	4.21%	4.21%
Since Inception^	4.55%	4.55%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				0.04%
5 Years				3.78%
10 Years				3.68%

Class B Shares
1 Year				-0.53%
5 Years				3.70%
10 Years(a)				3.57%

Class C Shares
1 Year				1.46%
5 Years				3.69%
10 Years				3.27%

Advisor Class Shares‡
1 Year				3.49%
5 Years				4.73%
Since Inception^				4.64%

(Historical Performance continued on next page)

14	• AB MUNICIPAL INCOME FUND

Historical Performance

AB NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.83%, 1.59%, 1.58% and 0.57% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses excluding any interest expense to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended November 30, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed below.

^	Inception date: 8/6/2008.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

AB MUNICIPAL INCOME FUND •	15

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
AB California Portfolio
Class A
Actual	$1,000	$1,024.40	$3.85	0.76%
Hypothetical**	$1,000	$1,021.20	$3.84	0.76%
Class B
Actual	$1,000	$1,019.70	$7.62	1.51%
Hypothetical**	$1,000	$1,017.45	$7.62	1.51%
Class C
Actual	$1,000	$1,020.60	$7.63	1.51%
Hypothetical**	$1,000	$1,017.45	$7.62	1.51%
Advisor Class
Actual	$1,000	$1,025.70	$2.58	0.51%
Hypothetical**	$1,000	$1,022.45	$2.58	0.51%

16	• AB MUNICIPAL INCOME FUND

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
AB High Income Municipal Portfolio
Class A
Actual	$1,000	$1,031.00	$4.37	0.86%
Hypothetical**	$1,000	$1,020.70	$4.34	0.86%
Class C
Actual	$1,000	$1,026.30	$8.16	1.61%
Hypothetical**	$1,000	$1,016.95	$8.12	1.61%
Advisor Class
Actual	$1,000	$1,031.40	$3.10	0.61%
Hypothetical**	$1,000	$1,021.95	$3.08	0.61%
AB National Portfolio
Class A
Actual	$1,000	$1,024.00	$3.80	0.75%
Hypothetical**	$1,000	$1,021.25	$3.79	0.75%
Class B
Actual	$1,000	$1,020.30	$7.58	1.50%
Hypothetical**	$1,000	$1,017.50	$7.57	1.50%
Class C
Actual	$1,000	$1,020.30	$7.58	1.50%
Hypothetical**	$1,000	$1,017.50	$7.57	1.50%
Advisor Class
Actual	$1,000	$1,024.30	$2.53	0.50%
Hypothetical**	$1,000	$1,022.50	$2.53	0.50%
AB New York Portfolio
Class A
Actual	$1,000	$1,021.10	$3.79	0.75%
Hypothetical**	$1,000	$1,021.25	$3.79	0.75%
Class B
Actual	$1,000	$1,017.30	$7.56	1.50%
Hypothetical**	$1,000	$1,017.50	$7.57	1.50%
Class C
Actual	$1,000	$1,017.30	$7.56	1.50%
Hypothetical**	$1,000	$1,017.50	$7.57	1.50%
Advisor Class
Actual	$1,000	$1,021.30	$2.53	0.50%
Hypothetical**	$1,000	$1,022.50	$2.53	0.50%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB MUNICIPAL INCOME FUND •	17

Expense Example

PORTFOLIO SUMMARY

November 30, 2015 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of November 30, 2015. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

18	• AB MUNICIPAL INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

November 30, 2015 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of November 30, 2015. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using S&P, Moody’s and Fitch. The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

AB MUNICIPAL INCOME FUND •	19

Portfolio Summary

AB CALIFORNIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.4%
Long-Term Municipal Bonds – 100.4%
California – 98.1%
Banning Utility Authority NATL Series 2005 5.25%, 11/01/30 (Pre-refunded/ETM)	$8,405	$8,774,568
Bay Area Toll Authority Series 2009F-1 5.25%, 4/01/27 (Pre-refunded/ETM)	7,500	8,543,250
Series 2010S-2 5.00%, 10/01/30	2,350	2,672,843
Series 2013S 5.00%, 4/01/31-4/01/33	12,700	14,829,416
Beaumont Financing Authority AMBAC Series 2007C 5.00%, 9/01/26	3,305	3,407,290
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	5,725	6,588,903
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/35	4,415	5,005,595
California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/30	1,250	1,395,937
Series 2015 5.00%, 11/01/31	2,000	2,290,840
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/30	2,000	2,389,360
California Health Facilities Financing Authority (Dignity Health Obligated Group) Series 2008G 5.50%, 7/01/25	3,180	3,521,755
California Health Facilities Financing Authority (St Joseph Health System Obligated Group) Series 2013A 5.00%, 7/01/33	5,000	5,684,100
California Infrastructure & Economic Development Bank (Academy of Motion Picture Arts and Sciences Obligated Group) Series 2015 5.00%, 11/01/33-11/01/34	4,035	4,646,682

20	• AB MUNICIPAL INCOME FUND

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (Azusa Pacific University) Series 2015B 5.00%, 4/01/35-4/01/41	$5,960	$6,364,710
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2014 5.25%, 1/01/45	1,295	1,285,391
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32(a)	2,745	2,658,148
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37(b)	11,550	11,897,655
California School Finance Authority (Alliance College-Ready Public Schools Facilities Corp.) Series 2015A 5.00%, 7/01/45(b)	8,000	8,201,680
California School Finance Authority (Green Dot Public Schools Obligated Group) Series 2015A 5.00%, 8/01/45(b)	1,000	1,033,220
California School Finance Authority (Kipp LA) Series 2014A 5.00%, 7/01/34	600	642,738
California School Finance Authority (View Park Elementary & Middle Schools) Series 2014A 5.625%, 10/01/34	575	579,922
5.875%, 10/01/44	1,000	1,009,840
6.00%, 10/01/49	715	721,263
California State Public Works Board (California State Public Works Board Lease) Series 2012A 5.00%, 4/01/37	5,000	5,535,800
California Statewide Communities Development Authority (American Baptist Homes of the West) Series 2015 5.00%, 10/01/26-10/01/45	5,645	6,166,291

AB MUNICIPAL INCOME FUND •	21

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Buck Institute for Research on Aging) AGM Series 2014 5.00%, 11/15/34-11/15/44	$4,500	$5,065,425
California Statewide Communities Development Authority (Highland Creek Associates LP/CA) Series 2001K 5.40%, 4/01/34	5,165	5,170,217
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/44	1,800	1,804,986
5.375%, 11/01/49	2,500	2,502,500
Capistrano Unified School District School Facilities Improvement District No 1 AGM Series 2001B Zero Coupon, 8/01/25	8,000	5,586,800
City of Encinitas CA (City of Encinitas CA CFD No 1) Series 2012 5.00%, 9/01/26-9/01/29	2,795	3,038,597
City of Irvine CA (City of Irvine CA Assessment Dist No 13-1) Series 2013 5.00%, 9/02/27-9/02/29	1,760	1,991,795
City of Long Beach CA (City of Long Beach CA Marina Revenue) Series 2015 5.00%, 5/15/32-5/15/45	5,600	6,080,886
City of Los Angeles CA Wastewater System Revenue Series 2013B 5.00%, 6/01/31	5,000	5,871,850
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	8,340	9,453,890
Series 2010A 5.00%, 5/15/25-5/15/27	12,475	14,440,985
City of Palm Springs CA COP Series 1991B Zero Coupon, 4/15/21 (Pre-refunded/ETM)	37,500	34,739,250

22	• AB MUNICIPAL INCOME FUND

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Palo Alto CA (City of Palo Alto CA University Avenue AD) Series 2012 5.00%, 9/02/25-9/02/30	$3,290	$3,652,265
City of Redding CA NATL Series 1992 12.203%, 7/01/22 (Pre-refunded/ETM)(c)	875	1,173,235
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/33	10,090	11,652,235
City of San Clemente CA (Marblehead Coastal No 2006-1) Series 2015 5.00%, 9/01/40-9/01/46(d)	3,340	3,564,874
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009B 5.00%, 11/01/27	4,705	5,360,924
City of San Jose CA Hotel Tax Revenue Series 2011 6.125%, 5/01/31	5,000	5,923,000
City of Santa Clara CA Electric Revenue Series 2011A 5.00%, 7/01/30	1,810	2,040,178
County of Orange CA COP AMBAC Series 1991 6.00%, 6/01/21 (Pre-refunded/ETM)	555	619,047
County of San Bernardino CA COP Series 2009A 5.25%, 8/01/26	1,635	1,829,009
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/40	4,000	4,370,600
Fullerton Redevelopment Agency Successor Agency (Marshall B Ketchum University) AGC Series 2004 5.00%, 4/01/21	3,250	3,413,897
Garden Grove Unified School District Series 2013C 5.00%, 8/01/32	2,535	2,902,017
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/31-9/01/35	4,925	5,308,838
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/28-11/01/30	11,485	13,028,760

AB MUNICIPAL INCOME FUND •	23

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles County Sanitation Districts Financing Authority Series 2015A 5.00%, 10/01/34	$5,000	$5,803,900
Los Angeles Department of Water & Power PWR AMBAC Series 2007A-2 5.00%, 7/01/24	5,250	5,588,152
Los Angeles Unified School District/CA Series 2010KRY 5.25%, 7/01/25(e)	8,000	9,353,280
Los Angeles Unified School District/CA COP Series 2012B 5.00%, 10/01/28-10/01/29	9,220	10,531,972
Norco Community Redevelopment Agency Successor Agency (Norco Redevelopment Agency Project No 1) AMBAC Series 2005 5.00%, 3/01/26	1,900	1,905,453
Norco Community Redevelopment Agency Successor Agency (Norco Redevelopment Agency Project No. 1) Series 2010 5.875%, 3/01/32	1,580	1,790,677
6.00%, 3/01/36	1,125	1,278,821
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/31-8/01/33	5,340	6,021,831
NATL Series 2007 5.00%, 8/01/22	8,975	9,575,607
Orange County Community Facilities District (Esencia Village No 2015-1) Series 2015A 5.25%, 8/15/45	1,400	1,527,694
Orange County Transportation Authority Series 2013 5.00%, 8/15/29	2,360	2,708,478
Oxnard Financing Authority AGM Series 2014 5.00%, 6/01/31	5,250	5,956,387
Placentia-Yorba Linda Unified School District COP NATL Series 2006 5.00%, 10/01/27	4,200	4,213,566

24	• AB MUNICIPAL INCOME FUND

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Port of Los Angeles Series 2009C 5.00%, 8/01/26	$21,450	$24,237,213
Poway Unified School District (Poway Unified School District CFD No 6) Series 2012 5.00%, 9/01/26	975	1,120,168
Poway Unified School District Public Financing Authority Series 2015A 5.00%, 9/01/33-9/01/34	2,500	2,721,040
Redding Joint Powers Financing Authority Series 2015A 5.00%, 6/01/30(d)	1,350	1,564,488
Richmond Community Redevelopment Agency Series 2010A 5.75%, 9/01/24-9/01/25	1,985	2,300,176
6.00%, 9/01/30	1,395	1,623,641
Riverside County Transportation Commission (Riverside County Transportation Commission Sales Tax) Series 2013A 5.25%, 6/01/32	9,165	10,857,134
Rocklin Unified School District Community Facilities District NATL Series 2004 5.00%, 9/01/25	1,000	1,003,260
Sacramento County Housing Authority (Verandas A Senior Community) Series 2000H 5.70%, 3/01/34	2,875	2,882,532
Sacramento Regional Transit District Series 2012 5.00%, 3/01/36-3/01/42	4,250	4,703,448
San Diego County Water Authority Financing Corp. Series 2011B 5.00%, 5/01/29-5/01/30	16,115	18,719,004
San Diego Public Facilities Financing Authority (San Diego Public Facilities Financing Authority Lease) Series 2010A 5.25%, 3/01/25	15,000	17,335,350
San Diego Unified School District/CA Series 2013C 5.00%, 7/01/32	3,180	3,720,854

AB MUNICIPAL INCOME FUND •	25

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2010A 4.90%, 5/01/29	$2,200	$2,479,510
Series 2012A 5.00%, 5/01/27-5/01/28	7,000	8,088,260
AGM Series 2000A 6.125%, 1/01/27	1,480	1,486,616
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/29	1,310	1,434,751
San Joaquin Hills Transportation Corridor Agency Series 1993 Zero Coupon, 1/01/20 (Pre-refunded/ETM)	20,000	19,055,400
Zero Coupon, 1/01/21 (Pre-refunded/ETM)	20,000	18,698,000
Zero Coupon, 1/01/23 (Pre-refunded/ETM)(f)	25,000	22,146,000
Santa Ana Unified School District Series 2008A 5.25%, 8/01/28	5,400	5,929,200
Southern California Public Power Authority Series 2009A 5.00%, 7/01/23	3,200	3,591,136
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014A 5.00%, 7/01/33-7/01/34	8,200	9,533,388
State of California Series 2004 5.30%, 4/01/29	5	5,019
Series 2013 5.00%, 2/01/31-11/01/31	10,000	11,751,900
Series 2014 5.00%, 12/01/30	2,000	2,376,220
Series 2015 5.00%, 8/01/32	6,050	7,135,914
State of California (Inland Regional Center) Series 2015 5.00%, 6/15/32	5,000	5,594,850

26	• AB MUNICIPAL INCOME FUND

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of California Department of Water Resources Series 2008 5.00%, 12/01/24-12/01/27	$195	$213,351
Series 2008AE 5.00%, 12/01/24 (Pre-refunded/ETM)	4,905	5,415,365
5.00%, 12/01/27 (Pre-refunded/ETM)	2,580	2,848,449
Series 2009A 5.00%, 12/01/29 (Pre-refunded/ETM)	1,295	1,449,882
5.00%, 12/01/29	930	1,030,449
Stockton Public Financing Authority AGC Series 2006A 5.00%, 9/01/17	2,285	2,297,613
Tejon Ranch Public Facilities Finance Authority (Tejon Ranch Public Facilities Finance Authority CFD No 1) Series 2012 5.25%, 9/01/26-9/01/28	2,375	2,555,171
5.50%, 9/01/30-9/01/33	2,135	2,292,944
Tustin Community Facilities District Series 2015A 5.00%, 9/01/34-9/01/35(d)	2,215	2,485,003
Tustin Community Facilities District No 06-1 Series 2015A 5.00%, 9/01/32(d)	1,565	1,770,547
University of California Series 2013A 5.00%, 5/15/32	9,000	10,533,960
Walnut Energy Center Authority Series 2014 5.00%, 1/01/31-1/01/32	7,700	8,934,006
West Contra Costa Healthcare District Series 2011 6.00%, 7/01/32	1,050	1,177,974
AMBAC Series 2004 5.375%, 7/01/21-7/01/24	4,720	4,737,900

		602,526,161

Massachusetts – 0.9%
Commonwealth of Massachusetts NATL Series 2000E 0.135%, 12/01/30(g)	3,125	2,882,819
NATL Series 2000G 0.12%, 12/01/30(g)	3,150	2,906,061

		5,788,880

Nevada – 0.4%
Henderson Local Improvement Districts AGM Series 2007A 5.00%, 3/01/22	2,250	2,402,370

AB MUNICIPAL INCOME FUND •	27

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 0.1%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2008 5.125%, 12/01/27	$295	$318,066

Texas – 0.9%
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	3,050	3,660,244
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	1,525	1,799,607

		5,459,851

Total Municipal Obligations (cost $556,250,373)		616,495,328

	Shares
SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.16%(h)(i) (cost $12,765,049)	12,765,049	12,765,049

Total Investments – 102.5% (cost $569,015,422)		629,260,377
Other assets less liabilities – (2.5)%		(15,260,257)

Net Assets – 100.0%		$614,000,120

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$3,000	9/15/20	1.455%	CPI	#	$9,149
JPMorgan Chase Bank, NA	3,000	9/04/20	1.465%	CPI	#	7,284

						$16,433

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

28	• AB MUNICIPAL INCOME FUND

AB California Portfolio—Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$6,500	1/25/26	SIFMA*	4.108%	$1,606,907
Merrill Lynch Capital Services, Inc.	3,100	10/21/16	SIFMA*	4.129%	123,086
Merrill Lynch Capital Services, Inc.	14,500	7/30/26	4.090%	SIFMA*	(3,654,911)
Merrill Lynch Capital Services, Inc.	15,000	11/15/26	4.378%	SIFMA*	(4,244,002)

					$(6,168,920)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Illiquid security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate market value of these securities amounted to $21,132,555 or 3.4% of net assets.

(c)	Variable rate coupon, rate shown as of November 30, 2015.

(d)	When-Issued or delayed delivery security.

(e)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of November 30, 2015 and the aggregate market value of these securities amounted to $5,788,880 or 0.94% of net assets.

(h)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of November 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 11.8% and 1.7%, respectively.

Glossary:

AD	– Assessment District
AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CFD	– Community Facilities District
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	29

AB California Portfolio—Portfolio of Investments

AB HIGH INCOME MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 105.4%
Long-Term Municipal Bonds – 102.5%
Alabama – 2.5%
County of Jefferson AL (County of Jefferson AL Sch Warrants) Series 2004A 4.75%, 1/01/25	$530	$533,588
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	40,865	46,281,656
Cullman County Health Care Authority (Cullman Regional Medical Center, Inc.) Series 2009A 6.25%, 2/01/23	1,000	1,071,650
7.00%, 2/01/36	3,130	3,403,092
Selma Industrial Development Board (International Paper Co.) Series 2010A 5.80%, 5/01/34	800	890,480

		52,180,466

Alaska – 0.2%
City of Koyukuk AK (Tanana Chiefs Conference) Series 2011 7.75%, 10/01/41	4,550	5,187,410

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015A 6.625%, 9/01/35	5,000	5,009,950

Arizona – 1.9%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.10%, 10/01/22	2,955	2,982,718
5.20%, 10/01/37	6,855	6,770,821
Downtown Phoenix Hotel Corp. FGIC Series 2005A 5.00%, 7/01/40 (Pre-refunded/ETM)	6,930	6,955,641
Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2012 6.30%, 7/01/42	1,000	1,055,090
Series 2014 5.00%, 7/01/44(a)	10,690	10,823,518

30	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mohave County Industrial Development Authority (Mohave Prison LLC) Series 2008 8.00%, 5/01/25	$4,900	$5,528,082
Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 5/01/25	2,400	2,750,880
Tempe Industrial Development Authority (Friendship Village of Tempe) Series 2012A 6.25%, 12/01/42-12/01/46	3,000	3,210,585

		40,077,335

California – 9.9%
Abag Finance Authority for Nonprofit Corps. (Episcopal Senior Communities) Series 2011 6.125%, 7/01/41	2,400	2,716,632
California Municipal Finance Authority Series 2011B 7.75%, 4/01/31 (Pre-refunded/ETM)	3,005	3,787,562
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 1/01/32	1,000	1,079,330
6.875%, 1/01/42	3,500	3,784,935
Series 2014 5.00%, 1/01/35	1,050	1,043,574
5.25%, 1/01/45	3,025	3,002,554
California Municipal Finance Authority (Partnerships Uplift Cmnty Proj) Series 2012A 5.30%, 8/01/47	1,675	1,733,742
California Municipal Finance Authority (Rocketship Education) Series 2014A 7.00%, 6/01/34	3,800	4,240,762
7.25%, 6/01/43	6,565	7,319,581
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 6/01/43	3,340	3,595,911
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32(b)	3,795	3,674,926

AB MUNICIPAL INCOME FUND •	31

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(a)	$20,660	$21,831,629
California School Finance Authority (Kipp LA) Series 2014A 5.125%, 7/01/44	2,850	3,027,583
California School Finance Authority (Partnerships Uplift Cmnty Valley Proj) Series 2014A 6.40%, 8/01/34	1,000	1,133,620
6.75%, 8/01/44	6,180	7,061,515
California School Finance Authority (TRI Valley Learning Corp.) Series 2012A 7.00%, 6/01/47	9,085	9,707,232
California Statewide Communities Development Authority (Amino Inglewood CA High School) Series 2011A 7.25%, 8/01/41	2,000	2,257,100
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/34	3,470	3,711,304
California Statewide Communities Development Authority (Front Porch Communities & Services) Series 2007A 5.125%, 4/01/37(a)	3,300	3,364,944
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.375%, 11/01/49	4,500	4,504,500
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/41	4,000	4,742,480
California Statewide Communities Development Authority (Rocklin Academy) Series 2011A 8.25%, 6/01/41	4,050	4,829,827

32	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 5.625%, 10/01/32	$1,000	$1,059,410
6.00%, 10/01/47	1,000	1,060,130
City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/41	4,500	5,438,700
City of San Jose CA Airport Revenue AMBAC Series 2007A 5.00%, 3/01/37	6,245	6,479,437
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47	10,960	9,258,022
Los Angeles CA Dept Wtr Pwr 5.00%, 7/01/31(c)	9,000	10,551,060
Los Angeles Unified School District/CA Series 2010KRY 5.25%, 7/01/25(c)	1,000	1,169,160
Marin Healthcare District Series 2015 4.00%, 8/01/45	2,000	2,048,280
Norco Community Redevelopment Agency Successor Agency (Norco Redevelopment Agency Project No 1) Series 2010 6.00%, 3/01/36	450	511,529
Oakland Unified School District/Alameda County Series 2012A 5.50%, 8/01/32	1,500	1,719,960
Orange County Community Facilities District (Esencia Village No 2015-1) Series 2015A 5.25%, 8/15/45	1,100	1,200,331
Richmond Community Redevelopment Agency Series 2010A 6.00%, 9/01/30	1,235	1,437,417
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 1/15/44	5,600	6,099,968
Series 2014B 5.25%, 1/15/44	4,000	4,340,440

AB MUNICIPAL INCOME FUND •	33

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.25%, 7/01/27(c)	$9,960	$11,746,724
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/36	3,600	3,495,240
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.) Series 2006A1-SNR 5.125%, 6/01/46	12,700	11,314,938
University of California Series 2013A 5.00%, 5/15/32(c)	10,000	11,704,400
University of California CA Revenues 5.00%, 5/15/33(c)	9,000	10,494,000
West Contra Costa Healthcare District Series 2011 6.25%, 7/01/42	5,900	6,689,892

		209,970,281

Colorado – 1.6%
Castle Oaks Metropolitan District No 3 Series 2015 6.25%, 12/01/44	1,000	980,330
Central Platte Valley Metropolitan District Series 2014 5.00%, 12/01/43	1,250	1,285,650
Colorado Educational & Cultural Facilities Authority (STEM School Academy) Series 2014 5.00%, 11/01/44	890	879,231
5.125%, 11/01/49	765	753,464
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	5,795	6,448,792
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2012 5.00%, 12/01/42	2,690	2,871,037
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015A 6.125%, 12/01/45(d)	1,750	1,761,025
6.25%, 12/01/50(d)	1,000	1,006,640

34	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Copperleaf Metropolitan District No 2 Series 2015 5.75%, 12/01/45	$1,000	$1,035,600
E-470 Public Highway Authority Series 2010C 5.25%, 9/01/25	600	669,660
Fitzsimons Village Metropolitan District No 1 Series 2010A 7.50%, 3/01/40	1,433	1,559,992
Park Creek Metropolitan District Series 2005 5.50%, 12/01/30-12/01/37	3,800	3,840,156
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/40(a)	1,000	1,035,180
Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 1/15/41	5,810	6,508,130
Three Springs Metropolitan District No 3 Series 2010 7.75%, 12/01/39	2,550	2,708,584

		33,343,471

Connecticut – 0.4%
State of Connecticut Series 2013E 5.00%, 8/15/31(c)	7,850	8,950,884

Delaware – 0.0%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	575	594,573

District of Columbia – 1.1%
District of Columbia (American Society of Hematology, Inc. (The)) Series 2009 5.00%, 7/01/36	3,000	3,269,640
District of Columbia (Center for Strategic International Studies, Inc.) Series 2011 6.625%, 3/01/41	1,850	2,096,253
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 6/01/42	2,660	2,750,334

AB MUNICIPAL INCOME FUND •	35

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia (KIPP DC) Series 2013 6.00%, 7/01/48	$2,900	$3,257,686
District of Columbia Pers Income Tax 5.00%, 12/01/29(c)	10,000	11,485,700

		22,859,613

Florida – 5.5%
Alachua County Health Facilities Authority (Bonita Springs Retirement Village, Inc.) Series 2011A 8.125%, 11/15/46	5,000	5,896,750
Alachua County Health Facilities Authority (East Ridge Retirement Village, Inc.) Series 2014 6.25%, 11/15/44	3,150	3,409,970
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/42-10/01/46	4,065	4,986,902
Alachua County Health Facilities Authority (Shands Teaching Hospital and Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	4,000	4,340,560
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 6.00%, 7/01/50(a)	1,200	1,212,984
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/41(b)	11,905	11,301,297
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	1,500	1,569,760
City of Tallahassee FL (Tallahassee Memorial HealthCare, Inc.) Series 2015A 5.00%, 12/01/44	6,830	7,342,796
Collier County Health Facilities Authority (The Moorings) Series 2015A 5.00%, 5/01/45	4,325	4,725,841

36	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Collier County Industrial Development Authority (Arlington of Naples (The)) Series 2014A 8.125%, 5/15/44(a)	$7,900	$9,245,449
Series 2015A 6.50%, 5/15/49(a)	1,000	1,004,850
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/45(a)	4,200	4,335,030
Martin County Health Facilities Authority (Martin Memorial Medical Center) Series 2012 5.50%, 11/15/32-11/15/42	9,050	9,864,408
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	6,710	6,806,758
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/29	4,365	4,862,566
Series 2014 5.00%, 11/15/39-11/15/44	14,850	16,072,841
Mid-Bay Bridge Authority Series 2011A 7.25%, 10/01/40 (Pre-refunded/ETM)	1,035	1,368,601
Palm Beach County Health Facilities Authority Series 2007 5.875%, 11/15/37 (Pre-refunded/ETM)	4,250	4,662,973
St Johns County Industrial Development Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2010A 5.875%, 8/01/40	4,000	4,412,320
Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 6.00%, 4/01/42	9,050	10,545,241

		117,967,897

AB MUNICIPAL INCOME FUND •	37

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia – 0.8%
Metro Atlanta Rapid Tran Auth GA AGM 5.00%, 7/01/29(c)	$10,220	$10,901,572
Private Colleges & Universities Authority (Savannah College of Art & Design, Inc.) Series 2014 5.00%, 4/01/44	5,000	5,428,350

		16,329,922

Guam – 0.1%
Guam Department of Education COP Series 2010A 6.875%, 12/01/40	910	998,807
Territory of Guam Series 2009A 7.00%, 11/15/39 (Pre-refunded/ETM)	1,000	1,226,570

		2,225,377

Idaho – 0.6%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014A 8.00%, 10/01/44	7,850	8,231,353
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 2/01/36	4,000	4,700,960

		12,932,313

Illinois – 9.9%
Chicago Board of Education Series 2011A 5.25%, 12/01/41	5,000	4,633,100
Series 2012A 5.00%, 12/01/42	5,060	4,523,792
Series 2015C 5.25%, 12/01/39	10,095	9,429,941
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.75%, 1/01/43	2,055	2,320,609
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2011 5.25%, 12/01/31	5,000	5,435,650
Series 2014 5.25%, 12/01/49	8,000	8,686,240

38	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	$1,600	$1,635,392
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/52(b)	7,950	7,454,397
City of Chicago IL (Metramarket of Chicago LLC) Series 2010A 6.87%, 2/15/24	978	979,853
Illinois Finance Authority Series 2005 6.00%, 5/15/37 (Pre-refunded/ETM)	5,750	5,898,867
Series 2010B 6.00%, 5/01/34 (Pre-refunded/ETM)	2,025	2,430,749
Illinois Finance Authority (Ascension Health Credit Group) Series 2012A 5.00%, 11/15/42	6,400	7,004,992
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40(b)	3,950	4,151,015
8.25%, 2/15/46(b)	1,950	2,049,314
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/19-4/01/36	7,675	7,505,913
Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/48	1,300	1,392,144
Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.625%, 5/15/42	7,525	7,806,510
5.75%, 5/15/46	4,740	4,910,024
Illinois Finance Authority (OSF Healthcare System) Series 2010A 6.00%, 5/15/39	5,785	6,637,883

AB MUNICIPAL INCOME FUND •	39

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Park Place of Elmhurst) Series 2010A 8.125%, 5/15/40(b)	$5,110	$3,085,265
8.25%, 5/15/45(b)	10,070	6,077,346
Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 5/15/43	7,500	8,147,625
Series 2015 5.25%, 5/15/50	2,300	2,303,335
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/44	4,500	4,844,340
Illinois Finance Authority (Swedish Covenant Hospital) Series 2010A 6.00%, 8/15/38	3,360	3,682,493
Illinois State Toll Highway Authority Series 2015B 5.00%, 1/01/36-1/01/40(d)	22,300	25,221,406
State of Illinois Series 2014 5.00%, 5/01/29-4/01/38	39,355	41,277,673
Village of Matteson IL Series 2010 8.00%, 12/01/29(e)	5,000	4,230,300
Village of Pingree Grove IL Special Service Area No 7 Series 2015A 4.50%, 3/01/25	3,885	3,893,819
5.00%, 3/01/36	8,975	9,007,310
Series 2015B 6.00%, 3/01/36	3,145	3,155,724

		209,813,021

Indiana – 2.2%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 8/15/40-8/15/45	8,010	8,710,043
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/40	5,000	5,384,350

40	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Marquette Manor LLC) Series 2012 4.75%, 3/01/32	$5,535	$5,654,556
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/39	2,675	2,803,935
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/44-7/01/48	22,595	23,526,186

		46,079,070

Iowa – 0.1%
Iowa Tobacco Settlement Authority Series 2005C 5.625%, 6/01/46	1,100	1,063,458

Kansas – 0.0%
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2010B Zero Coupon, 6/01/21	1,105	797,180

Kentucky – 1.6%
Kentucky Economic Development Finance Authority (Catholic Health Initiatives) Series 2013 5.375%, 1/01/40	3,250	3,641,982
Kentucky Economic Development Finance Authority (Kenton Housing, Inc.) Series 2015 5.75%, 11/15/50	2,650	2,651,882
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	7,765	7,796,914
5.50%, 11/15/45	2,350	2,369,764

AB MUNICIPAL INCOME FUND •	41

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 1/01/45	$2,475	$2,645,849
Kentucky Economic Development Finance Authority (Owensboro Health, Inc.) Series 2010A 6.00%, 6/01/30	6,210	7,025,249
6.375%, 6/01/40	2,900	3,314,555
6.50%, 3/01/45	3,725	4,269,371

		33,715,566

Louisiana – 3.1%
Jefferson Parish Hospital Service District No 2 Series 2011 6.375%, 7/01/41	8,240	9,198,971
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.25%, 11/15/45	7,625	7,635,828
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2010A 5.625%, 10/01/30	1,200	1,386,636
5.875%, 10/01/40	4,200	4,865,574
6.00%, 10/01/44	1,740	2,021,288
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39(b)	7,250	8,034,233
Series 2014A 8.375%, 7/01/39(b)	17,000	17,474,300
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/37	4,600	4,622,678
State of Louisiana Gasoline & Fuels Tax Revenue XLCA Series 2006A 5.00%, 5/01/26 (Pre-refunded/ETM)	10,000	10,195,500

		65,435,008

42	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Maine – 0.9%
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 6.75%, 7/01/36-7/01/41	$8,440	$9,384,340
Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 7/01/39	8,100	8,805,591

		18,189,931

Maryland – 0.5%
City of Westminster MD (Lutheran Village at Miller’s Grant) Series 2014A 6.00%, 7/01/34	1,500	1,621,995
6.125%, 7/01/39	750	803,910
6.25%, 7/01/44	2,000	2,146,600
County of Anne Arundel MD (National Business Park North) Series 2010 6.10%, 7/01/40	1,000	1,058,840
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center, Inc.) Series 2015 5.00%, 7/01/40-7/01/45	5,275	5,669,324

		11,300,669

Massachusetts – 1.6%
Commonwealth of Massachusetts NATL Series 2000E 0.135%, 12/01/30(f)	2,875	2,652,193
NATL Series 2000F 0.15%, 12/01/30(f)	8,275	7,633,671
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	5,000	5,202,600
Massachusetts Development Finance Agency (North Hill Communities, Inc. Obligated Group) Series 2013A 6.25%, 11/15/33(a)	2,000	2,151,420
6.50%, 11/15/43(a)	3,750	4,051,350

AB MUNICIPAL INCOME FUND •	43

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012B 5.00%, 8/15/30(c)	$10,000	$11,830,800

		33,522,034

Michigan – 5.3%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.25%, 7/01/39	8,600	9,309,070
City of Detroit MI Water Supply System Revenue Series 2011C 5.00%, 7/01/41	1,425	1,498,473
5.25%, 7/01/27	5,000	5,495,550
Detroit City School District Series 2012A 5.00%, 5/01/30-5/01/31	4,015	4,391,265
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) Series 2014C-1 5.00%, 7/01/44	11,970	12,663,063
Series 2014C-2 5.00%, 7/01/44	2,000	2,068,980
Series 2014C-6 5.00%, 7/01/33	2,750	2,983,283
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D4 5.00%, 7/01/29-7/01/30	2,400	2,646,484
Michigan Finance Authority (Detroit City School District State Aid) Series 2015E 5.75%, 8/22/16(a)	15,900	15,883,941
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/39	13,580	14,608,549
Michigan State Hospital Finance Authority (Henry Ford Health System Obligated Group) Series 2006A 5.25%, 11/15/46	1,000	1,036,390

44	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	$11,045	$10,512,741
Series 2014 9.00%, 12/01/25	6,760	6,718,358
Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	1,750	1,824,585
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48	23,470	20,746,307

		112,387,039

Minnesota – 0.2%
City of St Louis Park MN Series 2009 5.75%, 7/01/39 (Pre-refunded/ETM)	3,000	3,488,070
Housing & Redevelopment Authority of The City of St Paul Minnesota (HealthEast Obligated Group) Series 2015A 5.00%, 11/15/44	1,000	1,067,850

		4,555,920

Missouri – 0.2%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	1,520	1,624,546
Series 2011 6.00%, 2/01/41	1,750	1,916,775

		3,541,321

Nebraska – 1.1%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/32-9/01/42	17,050	18,429,407
5.25%, 9/01/37	1,500	1,656,405
Douglas County Hospital Authority No 2 (Madonna Rehabilitation Hospital) Series 2014 5.00%, 5/15/44	4,015	4,300,386

		24,386,198

AB MUNICIPAL INCOME FUND •	45

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 0.2%
City of Reno NV Series 2007A 5.25%, 6/01/41 (Pre-refunded/ETM)	$4,730	$5,042,795

New Hampshire – 0.2%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	4,585	4,744,971

New Jersey – 6.1%
Burlington County Bridge Commission (Evergreens (The)) Series 2007 5.625%, 1/01/38	3,790	3,848,707
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014U 5.00%, 6/15/40	8,500	8,653,510
Series 2015W 5.25%, 6/15/40	5,000	5,209,250
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 1/01/34	9,780	10,511,837
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 6/15/43	7,515	7,864,748
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 4.875%, 9/15/19	1,250	1,315,325
5.25%, 9/15/29	4,140	4,501,588
Series 2000B 5.625%, 11/15/30	4,525	5,049,719
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	5,240	5,633,943

46	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Health Care Facilities Financing Authority (St Joseph’s Healthcare System Obligated Group) Series 2008 6.625%, 7/01/38	$1,500	$1,654,695
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center) Series 2007A 5.25%, 7/01/30	2,000	2,079,480
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/30	9,360	10,667,124
Series 2015E 5.00%, 1/01/45	18,000	20,098,620
South Jersey Transportation Authority LLC Series 2014A 5.00%, 11/01/39	7,765	8,246,275
Tobacco Settlement Financing Corp./NJ Series 20071A 5.00%, 6/01/41	41,940	33,845,999

		129,180,820

New Mexico – 0.8%
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 7/01/42	8,155	8,590,803
New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group) Series 2012A 5.00%, 8/01/42	7,000	7,662,270

		16,253,073

New York – 9.4%
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/39	6,950	7,079,826
5.50%, 11/01/44	2,875	3,079,671
City of Newburgh NY Series 2012A 5.25%, 6/15/27	1,010	1,094,012
5.625%, 6/15/34	1,235	1,335,356

AB MUNICIPAL INCOME FUND •	47

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2015 12.00%, 1/01/22(b)	$5,000	$5,006,450
Metropolitan Transportation Authority Series 2015A 5.00%, 11/15/45	4,830	5,420,999
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/31(c)	10,740	12,447,338
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 5.875%, 1/01/23	1,121	1,125,107
6.50%, 1/01/32	1,399	1,401,310
6.70%, 1/01/49	2,049	2,018,059
Series 2014B 5.50%, 7/01/20	813	814,401
Series 2014C 2.00%, 1/01/49(b)(g)	1,933	231,961
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital) Series 2012 5.00%, 7/01/37	3,380	3,609,941
New York City Industrial Development Agency (American Airlines, Inc.) Series 2005 7.50%, 8/01/16	215	223,536
7.75%, 8/01/31	2,000	2,094,540
8.00%, 8/01/28	5,550	5,832,440
New York City Municipal Water Finance Authority Series 2013D 5.00%, 6/15/34(c)	10,000	11,441,000
New York City NY Transitional 5.00%, 11/01/28-2/01/32(c)	18,640	21,767,348
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.00%, 11/15/44(a)	7,850	8,025,997
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 3/15/44	1,900	2,031,746

48	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY GO Series 2007D-1 5.125%, 12/01/27	$4,110	$4,445,716
Series 2008D-1 5.125%, 12/01/27	3,230	3,493,742
Series 2013A-1 5.00%, 10/01/28(c)	9,500	11,138,085
New York NY Transitional Fin Auth Series 2011D-1 5.00%, 2/01/26(c)	10,000	11,650,700
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 0.137%, 1/01/39(f)	11,025	9,780,289
Onondaga Civic Development Corp. (St Joseph’s Hospital Health Center) Series 2012 5.00%, 7/01/42	3,765	3,918,838
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 1/01/46	6,375	6,366,202
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/33	5,000	5,569,200
Series 2015E 5.00%, 10/15/30-10/15/31	15,000	17,898,700
Port Authority of New York & New Jersey (Delta Air Lines, Inc.) Series 2010 6.00%, 12/01/42	2,285	2,660,654
Suffolk County Industrial Development Agency (New York Institute of Technology) Series 2000 5.00%, 3/01/26	50	50,946
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/28-11/15/29(c)	11,175	13,157,557
Ulster County Capital Resource Corp. (Kingston Regional Senior Living Corp.) Series 2014A 7.50%, 9/15/44(a)(e)	2,025	1,569,375
Series 2014B 7.00%, 9/15/44(a)	2,350	2,448,912

AB MUNICIPAL INCOME FUND •	49

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 5.25%, 9/15/16	$435	$440,607
6.00%, 9/15/27-9/15/37	10,380	10,383,131

		201,053,692

North Carolina – 0.1%
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 5.00%, 7/01/45	1,325	1,339,019
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/35	1,625	1,691,966

		3,030,985

North Dakota – 0.2%
County of Burleigh ND Series 2014A 5.00%, 7/01/35 (Pre-refunded/ETM)	4,120	4,898,474

Ohio – 4.0%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	40,040	34,386,752
County of Erie OH (Firelands Regional Medical Center) Series 2006A 5.00%, 8/15/36	1,290	1,319,825
5.25%, 8/15/46	2,710	2,728,130
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47	11,835	11,464,446
County of Gallia OH (Holzer Health System Obligated Group) Series 2012A 8.00%, 7/01/42	4,945	5,539,735
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,000	1,031,210

50	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 1/15/40	$5,265	$5,282,006
7.125%, 1/15/50	1,560	1,565,008
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2008B 3.625%, 10/01/33	1,500	1,527,345
Series 2010B 3.75%, 6/01/33	6,200	6,349,544
Ohio Water Development Authority (FirstEnergy Nuclear Generation LLC) Series 2008B 3.625%, 10/01/33	1,925	1,960,093
State of Ohio (Portsmouth Gateway Group LLC) Series 2015 5.00%, 6/30/53	11,000	11,607,640

		84,761,734

Oklahoma – 0.3%
Oklahoma Development Finance Authority (Inverness Village an Oklahoma not for Profit Corp.) Series 2012 5.75%, 1/01/27	2,930	3,031,407
Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35	3,875	4,126,798

		7,158,205

Oregon – 1.4%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.40%, 10/01/44	2,750	2,951,272
5.50%, 10/01/49	5,650	6,095,954
Oregon St Dept of Transprtn Series 2013A 5.00%, 11/15/29-11/15/30(c)	10,000	11,887,450
Oregon State Lottery Series 2011A 5.25%, 4/01/25(c)	7,310	8,723,133

		29,657,809

AB MUNICIPAL INCOME FUND •	51

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 3.7%
Allegheny County Higher Education Building Authority (Chatham University) Series 2012A 5.00%, 9/01/35	$1,700	$1,805,723
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45	4,170	4,427,664
Series 2012 5.25%, 1/01/32-1/01/41	3,720	3,830,327
Montgomery County Industrial Development Authority/PA (Philadelphia Presbytery Homes, Inc.) Series 2010 6.50%, 12/01/25	4,000	4,581,000
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.375%, 1/01/50	3,000	2,974,380
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 6.00%, 7/01/45	18,125	18,099,081
Norristown Area School District COP Series 2012 5.00%, 4/01/32	3,900	4,078,191
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 3/01/42	2,135	2,197,748
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp. (The)) Series 2012A 5.00%, 11/01/41	3,620	3,859,065
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34-6/30/42	11,930	12,815,449
Pennsylvania St Series 2011 5.00%, 11/15/29(c)	10,000	11,481,300

52	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 6/01/40	$1,300	$1,288,066
6.50%, 6/01/45	2,390	2,366,769
6.625%, 6/01/50	4,150	4,108,293

		77,913,056

Puerto Rico – 0.6%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	11,205	10,308,712
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 4/01/42	1,665	1,436,279

		11,744,991

Rhode Island – 0.5%
Rhode Island Health & Educational Building Corp. (Tockwotton Home) Series 2011 8.375%, 1/01/46	8,500	10,047,510

South Carolina – 0.5%
South Carolina State Public Service Authority AMBAC Series 2007A 5.00%, 1/01/32 (Pre-refunded/ETM)	10,000	10,465,300

Tennessee – 1.0%
Chattanooga Health Educational & Housing Facility Board (Catholic Health Initiatives) Series 2013 5.25%, 1/01/45	4,850	5,374,673
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 8/15/42	2,455	2,627,685

AB MUNICIPAL INCOME FUND •	53

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc. (The)) Series 2012 5.00%, 12/01/32	$2,200	$2,248,158
5.25%, 12/01/42	5,700	5,793,309
5.375%, 12/01/47	1,700	1,734,221
Series 2014 5.25%, 12/01/44-12/01/49	4,325	4,358,101

		22,136,147

Texas – 10.0%
Austin Convention Enterprises, Inc. Series 2006B 6.00%, 1/01/20(a)	1,195	1,245,035
Board of Managers Joint Guadalupe County-City of Seguin Hospital Series 2015 5.00%, 12/01/40-12/01/45(d)	6,425	6,488,614
5.25%, 12/01/35(d)	1,200	1,265,868
Central Texas Regional Mobility Authority Series 2011 6.00%, 1/01/41	5,600	6,511,680
Series 2015A 5.00%, 1/01/35-1/01/45	24,030	26,170,061
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/40	4,715	5,198,759
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	12,845	13,750,316
Series 2015B 5.00%, 7/15/30-7/15/35	4,655	4,938,194
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2011 5.75%, 8/15/41	1,000	1,091,540
Series 2012 5.00%, 8/15/32-8/15/42	6,470	6,878,771
Series 2013 6.00%, 8/15/43	1,000	1,144,890
Dallas County Flood Control District No 1 Series 2015 5.00%, 4/01/32(a)	2,000	2,023,100

54	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dallas/Fort Worth International Airport Series 2013A 5.00%, 11/01/29	$5,155	$5,777,002
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 9/01/44	6,300	6,703,641
Grand Parkway Transportation Corp. Series 2013B 5.00%, 4/01/53	5,100	5,583,072
Harrison County Health Facilities Development Corp. (Good Shepherd Hospital Obligated Group) Series 2010 5.25%, 7/01/28	1,565	1,613,671
Houston TX Util Sys Series 2011D 5.00%, 11/15/28(c)	9,600	11,290,368
Kerrville Health Facilities Development Corp. (SID Peterson Memorial Hospital) Series 2015 5.00%, 8/15/35	1,800	1,952,478
Mesquite Health Facility Development Corp. (Christian Care Centers, Inc.) Series 2014 5.125%, 2/15/42	2,000	2,053,040
New Hope Cultural Education Facilities Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49	3,100	3,099,721
North Texas Education Finance Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	9,860	10,436,909
North Texas Tollway Authority Series 2015A 5.00%, 1/01/38	5,000	5,595,350
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44	2,000	2,317,700
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.125%, 1/01/41	4,360	4,397,191

AB MUNICIPAL INCOME FUND •	55

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38(b)	$7,720	$8,352,654
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	385	396,342
5.50%, 11/15/22	4,000	4,198,040
Series 2014 5.625%, 11/15/41	3,250	3,364,205
Series 2015I 5.50%, 11/15/45	1,880	1,926,267
Tarrant County Cultural Education Facilities Finance Corp. (MRC Crestview) Series 2010 8.125%, 11/15/44	5,000	5,755,450
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.00%, 11/15/28	2,000	2,052,660
8.25%, 11/15/44	10,700	10,763,237
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44-10/01/49	3,960	4,104,714
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	7,810	9,372,625
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	6,450	7,611,451
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools) Series 2012A 5.00%, 8/15/27	500	526,795
5.25%, 8/15/42	2,375	2,396,921

56	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.00%, 1/01/32	$8,155	$9,248,830
7.125%, 1/01/46	860	959,356
Tyler Health Facilities Development Corp. (East Texas Medical Center Regional Healthcare System) Series 2007A 5.375%, 11/01/37	1,500	1,522,065
Viridian Municipal Management District Series 2011 9.00%, 12/01/37	3,000	3,615,870

		213,694,453

Utah – 0.6%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31	3,685	3,998,557
Utah Charter School Finance Authority (Vista at Entrada School of Performing Arts & Technology) Series 2012 6.30%, 7/15/32	850	901,238
6.55%, 7/15/42	1,890	1,986,919
Utah Charter School Finance Authority Series 2010 8.25%, 7/15/46 (Pre-refunded/ETM)	2,000	2,413,680
Utah Charter School Finance Authority (Early Light Academy, Inc.) Series 2010 8.50%, 7/15/46	2,000	2,300,740
Utah Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 7/15/45	1,840	2,022,473

		13,623,607

Vermont – 0.1%
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 5/01/33	3,100	3,163,736

Virginia – 4.8%
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43	1,970	2,016,886

AB MUNICIPAL INCOME FUND •	57

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Chesapeake VA Chesapeake Expressway Toll Road Revenue Series 2012A 5.00%, 7/15/47	$4,600	$4,867,628
Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/42-12/01/47	6,520	6,697,198
Mosaic District Community Development Authority Series 2011A 6.875%, 3/01/36	2,915	3,344,817
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47	40,835	31,384,147
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) Series 2013A 5.00%, 2/01/28(c)	9,200	10,831,160
Virginia College Building Authority (Marymount University) Series 2015A 5.00%, 7/01/35-7/01/45(a)	4,310	4,455,197
Series 2015B 5.00%, 7/01/45(a)	4,000	4,103,960
Virginia Commonwealth Transp Brd Tr Series 2011 5.00%, 5/15/26(c)	8,275	9,728,255
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.25%, 1/01/32	6,240	6,777,202
5.50%, 1/01/42	17,045	18,459,053

		102,665,503

Washington – 5.4%
King County Public Hospital District No 4 Series 2015A 5.00%, 12/01/38	5,700	5,593,068
Seattle WA Mun Light & Pwr Series 2011A 5.00%, 2/01/26(c)	7,500	8,657,625
Washington Health Care Facilities Authority Series 2012 5.00%, 12/01/42 (Pre-refunded/ETM)	9,390	11,231,661

58	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington Health Care Facilities Authority (Catholic Health Initiatives) Series 2013A 5.25%, 1/01/40	$3,355	$3,733,511
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2012A 5.00%, 8/15/44	4,000	4,352,880
Washington Health Care Facilities Authority (Providence Health & Services Obligated Group) Series 2012A 5.00%, 10/01/42(h)	11,850	12,935,697
Washington Higher Education Facilities Authority (Whitworth University) Series 2012 5.25%, 10/01/46	3,250	3,435,867
Washington St GO 5.00%, 7/01/24(c)	5,000	5,797,800
Series 2011B 5.00%, 7/01/25(c)	10,000	11,586,000
Washington State Housing Finance Commission (Heron’s Key Obligated Group) Series 2015A 7.00%, 7/01/45-7/01/50(a)	3,250	3,285,409
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47	18,350	19,372,278
Washington State Housing Finance Commission (Riverview Retirement Community Obligated Group) Series 2012 5.00%, 1/01/48	5,315	5,306,337
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)	4,185	4,717,165

AB MUNICIPAL INCOME FUND •	59

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	$14,055	$13,949,455

		113,954,753

West Virginia – 0.4%
West Virginia Hospital Finance Authority (West Virginia United Health System, Inc.) Series 2013A 5.50%, 6/01/44	7,050	7,927,936

Wisconsin – 0.7%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(a)	435	511,382
University of Wisconsin Hospitals & Clinics Series 2013A 5.00%, 4/01/38	6,485	7,237,325
Wisconsin Public Finance Authority (Rose Villa) Series 2014A 5.75%, 11/15/44	1,100	1,163,789
6.00%, 11/15/49	1,500	1,608,240
Wisconsin Public Finance Authority (Roseman University Health Sciences) Series 2015 5.875%, 4/01/45	1,740	1,794,653
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 9/01/38(a)	1,725	1,697,245

		14,012,634

Total Long-Term Municipal Bonds (cost $2,059,951,751)		2,179,548,091

Short-Term Municipal Notes – 2.9%
California – 1.4%
City of Big Bear Lake CA (Southwest Gas Corp.) Series 2012A 0.01%, 12/01/28(i)	30,000	30,000,000

60	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mississippi – 1.0%
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2009A 0.01%, 12/01/30(i)	$10,800	$10,800,000
Series 2009E 0.01%, 12/01/30(i)	10,200	10,200,000

		21,000,000

Texas – 0.5%
Gulf Coast Waste Disposal Authority (Exxon Mobil Corp.) Series 2001B 0.01%, 6/01/25(i)	7,700	7,700,000
Lower Neches Valley Authority Industrial Development Corp. (Exxon Mobil Corp.) Series 2001B 0.01%, 11/01/29(i)	3,690	3,690,000

		11,390,000

Total Short-Term Municipal Notes (cost $62,390,000)		62,390,000

Total Municipal Obligations (cost $2,122,341,751)		2,241,938,091

	Shares
SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.16%(j)(k) (cost $34,434,268)	34,434,268	34,434,268

Total Investments – 107.0% (cost $2,156,776,019)		2,276,372,359
Other assets less liabilities – (7.0)%		(148,767,567)

Net Assets – 100.0%		$2,127,604,792

AB MUNICIPAL INCOME FUND •	61

AB High Income Municipal Portfolio—Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00%	3.87%	$12,375	$675,839	$311,756
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.87	94,739	5,174,002	658,422

				$5,849,841	$970,178

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$11,000	6/01/46	2.720%	3 Month LIBOR	$(335,389)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$10,200	9/15/20	1.455%	CPI#	$31,108
JPMorgan Chase Bank, NA	10,100	9/04/20	1.465%	CPI#	24,522

					$55,630

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$36,000	9/22/21	1.103%	SIFMA*	$(141,964)
JPMorgan Chase Bank, NA	100,000	9/03/22	1.319%	SIFMA*	(1,210,424)
JPMorgan Chase Bank, NA	15,000	12/02/24	3.013%	SIFMA*	(2,133,345)
JPMorgan Chase Bank, NA	8,500	7/09/25	SIFMA*	3.167%	1,325,626
Morgan Stanley Capital Services LLC	2,500	3/17/22	SIFMA*	3.073%	310,255
Morgan Stanley Capital Services LLC	3,000	6/11/22	SIFMA*	2.965%	360,244

					$(1,489,608)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

62	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate market value of these securities amounted to $119,535,813 or 5.6% of net assets.

(b)	Illiquid security.

(c)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(d)	When-Issued or delayed delivery security.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of November 30, 2015 and the aggregate market value of these securities amounted to $20,066,153 or 0.94% of net assets.

(g)	Security is in default and is non-income producing.

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(i)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(j)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(k)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of November 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.1% and 1.2%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDX-NAHY – North American High Yield Credit Default Swap Index

CME – Chicago Mercantile Exchange

COP – Certificate of Participation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

OSF – Order of St. Francis

SID – Special Improvement District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	63

AB High Income Municipal Portfolio—Portfolio of Investments

AB NATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.5%
Long-Term Municipal Bonds – 97.5%
Alabama – 2.2%
Birmingham Water Works Board Series 2011 5.00%, 1/01/31	$10,000	$11,124,500
Series 2015A 5.00%, 1/01/33-1/01/34	4,390	5,005,996
County of Jefferson AL (County of Jefferson AL Sch Warrants) Series 2004A 5.25%, 1/01/18-1/01/23	3,900	3,927,402
AGM Series 2004 5.50%, 1/01/21	1,000	1,007,020
University of Alabama (The) Series 2008A 5.75%, 9/01/22	3,000	3,361,290

		24,426,208

Arizona – 2.1%
Arizona Health Facilities Authority (Scottsdale Healthcare Hospitals Obligated Group) Series 2014A 5.00%, 12/01/33-12/01/34	12,615	14,164,078
Estrella Mountain Ranch Community Facilities District (Estrella Mountain Ranch CFD Desert Village) Series 2002 7.375%, 7/01/27	1,799	1,804,001
Industrial Development Authority of the County of Pima (The) (Horizon Community Learning Center) Series 2005 5.125%, 6/01/20	2,825	2,830,791
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/23	3,685	4,287,534
Sundance Community Facilities District Assessment District No 1 Series 2002 7.75%, 7/01/22	116	116,083

		23,202,487

64	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 13.2%
Bay Area Toll Authority Series 2013S 5.00%, 4/01/31	$5,560	$6,513,651
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	1,510	1,737,859
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/45	4,000	4,440,160
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37-11/21/45(a)	11,000	11,713,110
California Statewide Communities Development Authority Series 2008 6.25%, 8/15/28 (Pre-refunded/ETM)	1,715	1,962,646
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 8/15/23	80	89,702
City of Los Angeles CA Wastewater System Revenue Series 2013A 5.00%, 6/01/33	9,310	10,822,596
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	9,260	10,496,765
County of San Bernardino CA COP Series 2009A 5.25%, 8/01/26	1,910	2,136,640
Los Angeles Department of Water & Power PWR Series 2013B 5.00%, 7/01/29-7/01/30	15,630	18,453,480
Los Angeles Department of Water & Power WTR Series 2013A 5.00%, 7/01/31	9,115	10,501,665
Series 2013B 5.00%, 7/01/32	1,900	2,214,602

AB MUNICIPAL INCOME FUND •	65

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Manteca Unified School District (Manteca Unified School District CFD No 89-1) NATL Series 2001 Zero Coupon, 9/01/31	$11,910	$5,850,073
Ontario Redevelopment Financing Authority NATL Series 1993 5.80%, 8/01/23 (Pre-refunded/ETM)	1,000	1,131,080
Port of Los Angeles Series 2009C 5.25%, 8/01/24	17,205	19,640,024
Series 2014A 5.00%, 8/01/34	5,790	6,582,072
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/25 (Pre-refunded/ETM)	3,000	3,304,080
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2010A 4.90%, 5/01/29	2,800	3,155,740
State of California Series 2007 5.00%, 11/01/32	10,000	10,755,200
Series 2013 5.00%, 11/01/29	8,000	9,534,880
University of California Series 2013A 5.00%, 5/15/30	3,200	3,759,680

		144,795,705

Colorado – 2.5%
Colorado Health Facilities Authority Series 2006 5.25%, 6/01/19 (Pre-refunded/ETM)	1,310	1,341,414
5.25%, 6/01/23 (Pre-refunded/ETM)	255	261,115
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2006 5.25%, 6/01/19-6/01/23	635	650,127
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2010B-1 5.00%, 12/01/24-12/01/25	9,175	9,226,288
E-470 Public Highway Authority Series 2010C 5.25%, 9/01/25	2,900	3,236,690
5.375%, 9/01/26	3,600	4,025,988

66	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Park Creek Metropolitan District Series 2005 5.50%, 12/01/30	$1,900	$1,920,216
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(b)(c)	3,122	1,092,700
Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 1/15/41	2,400	2,688,384
Three Springs Metropolitan District No 3 Series 2010 7.75%, 12/01/39	1,950	2,071,270
Todd Creek Village Metropolitan District Series 2004 6.125%, 12/01/19(c)	820	606,800

		27,120,992

Connecticut – 0.7%
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/29	6,445	7,398,538

District of Columbia – 1.7%
District of Columbia (Catholic University of America (The)) Series 2010 5.00%, 10/01/34	700	761,271
District of Columbia (District of Columbia Pers Income Tax) Series 2009B 5.25%, 12/01/26	9,600	11,091,648
District of Columbia (Friendship Public Charter School, Inc.) ACA Series 2006 5.00%, 6/01/26	1,000	1,007,430
Washington Convention & Sports Authority (Washington Convention & Sports Authority Ded Tax) AMBAC Series 2007A 5.00%, 10/01/23	5,000	5,180,050

		18,040,399

Florida – 4.1%
Bonnet Creek Resort Community Development District Series 2002 7.25%, 5/01/18	1,430	1,432,231

AB MUNICIPAL INCOME FUND •	67

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	$1,500	$1,663,545
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 7/01/40(a)	1,000	1,009,050
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	1,700	1,882,614
Series 2015A 5.00%, 10/01/38	4,300	4,734,515
County of Miami-Dade FL Spl Tax Series 2012B 5.00%, 10/01/30-10/01/31	9,450	10,681,731
Hollywood Community Redevelopment Agency XLCA Series 2007 5.00%, 3/01/24 (Pre-refunded/ETM)	5,000	5,274,900
Marshall Creek Community Development District Series 2002 6.625%, 5/01/32(b)(c)	2,235	1,968,700
Miami-Dade County Educational Facilities Authority Series 2008A 5.20%, 4/01/24 (Pre-refunded/ETM)	2,500	2,540,175
Miami-Dade County Expressway Authority Series 2014B 5.00%, 7/01/31	3,750	4,298,175
Miami-Dade County Housing Finance Authority (Golden Associates Ltd.) Series 1997A 6.00%, 11/01/32	250	250,050
6.05%, 11/01/39	750	750,067
Pasco County Housing Finance Authority (Pasco Woods Ltd.) Series 1999A 5.90%, 8/01/39	3,620	3,621,267
West Palm Beach Community Redevelopment Agency Series 2005 5.00%, 3/01/25 (Pre-refunded/ETM)	2,940	2,974,545
5.00%, 3/01/29 (Pre-refunded/ETM)	1,680	1,699,740

		44,781,305

68	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam – 0.1%
Guam Department of Education COP Series 2010A 6.875%, 12/01/40	$515	$565,259

Hawaii – 0.2%
State of Hawaii Series 2015E 4.00%, 10/01/34	2,510	2,654,200

Illinois – 8.9%
Chicago Board of Education AGM Series 2007B 5.00%, 12/01/24	10,000	10,186,000
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	2,395	2,447,977
City of Chicago IL (Chicago IL SA Lakeshore East) Series 2003 6.75%, 12/01/32	1,409	1,411,649
City of Chicago IL (City of Chicago IL Sales Tax) AGM Series 2005 5.00%, 1/01/25	6,905	6,930,272
Cook County Forest Preserve District Series 2012C 5.00%, 12/15/32	7,745	8,264,302
Illinois Finance Authority (Advocate Health Care Network Obligated Group) Series 2014 5.00%, 8/01/33	11,500	12,998,795
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46(c)	2,050	2,154,406
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/31	750	750,503
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/35	3,500	3,922,240

AB MUNICIPAL INCOME FUND •	69

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Park Place of Elmhurst) Series 2010A 8.25%, 5/15/45(c)	$3,935	$2,374,812
Illinois Sports Facilities Authority (The) AMBAC Series 2001 5.50%, 6/15/30	4,960	5,023,587
Kane Cook & DuPage Counties School District No U-46 Elgin Series 2015D 5.00%, 1/01/34-1/01/35	4,250	4,718,842
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	21,500	23,434,140
State of Illinois Series 2012 5.00%, 3/01/31	2,000	2,097,040
Series 2014 5.00%, 4/01/30-5/01/35	3,680	3,890,746
Village of Matteson IL Series 2010 8.00%, 12/01/29(d)	3,350	2,834,301
Village of Pingree Grove IL Special Service Area No 7 Series 2015A 4.50%, 3/01/25	1,010	1,012,293
5.00%, 3/01/36	2,325	2,333,370
Series 2015B 6.00%, 3/01/36	815	817,779

		97,603,054

Indiana – 2.2%
Indiana Finance Authority (CWA Authority, Inc.) Series 2014A 5.00%, 10/01/32-10/01/34	12,320	14,119,100
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/44	1,930	2,011,446
Indianapolis Local Public Improvement Bond Bank (Marion County Capital Improvement Board) Series 2011K 5.00%, 6/01/27	6,840	7,795,685

		23,926,231

70	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky – 0.1%
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 7/01/40	$1,300	$1,397,201

Louisiana – 2.6%
City of New Orleans LA AGC Series 2007A 5.00%, 12/01/18-12/01/22	5,200	5,599,046
NATL Series 2005 5.00%, 12/01/29	3,990	4,003,526
5.25%, 12/01/21	4,495	4,511,047
Louisiana Agricultural Finance Authority (Louisiana Agricultural Finance Authority State Lease) Series 2007 5.25%, 9/15/17	620	646,635
Louisiana Local Government Environmental Facilities & Community Development Auth (East Baton Rouge Sewerage Commission) Series 2014 5.00%, 2/01/44	12,000	13,222,920
Louisiana Local Government Environmental Facilities & Community Development Auth (Parish of Jefferson LA) Series 2009A 5.00%, 4/01/26	715	799,634

		28,782,808

Maine – 0.9%
Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 7/01/33-7/01/34	9,310	10,278,356

Maryland – 0.1%
County of Anne Arundel MD (National Business Park North) Series 2010 6.10%, 7/01/40	885	937,073

Massachusetts – 1.2%
Commonwealth of Massachusetts NATL Series 2000G 0.12%, 12/01/30(e)	3,100	2,859,933

AB MUNICIPAL INCOME FUND •	71

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Emerson College) Series 2010A 5.00%, 1/01/40	$2,000	$2,147,640
5.50%, 1/01/30	4,750	5,360,043
Massachusetts Health & Educational Facilities Authority (Foundation of Massachusetts Eye & Ear Obligated Group) Series 2010C 5.375%, 7/01/35	2,245	2,460,340

		12,827,956

Michigan – 4.4%
Detroit City School District Series 2012A 5.00%, 5/01/27-5/01/30	7,965	8,854,186
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D4 5.00%, 7/01/34	11,225	12,134,562
Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 6/01/34	2,000	2,194,140
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/33	2,485	2,714,788
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2015I 5.00%, 4/15/33	7,750	8,964,657
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	6,570	6,253,392
Plymouth Educational Center Charter School Series 2005 5.375%, 11/01/30	2,000	1,393,920
Wayne State University Series 2009A 5.00%, 11/15/29	5,215	5,842,156

		48,351,801

72	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota – 1.1%
City of Maple Grove MN (Maple Grove Hospital Corp.) Series 2007 5.00%, 5/01/22	$1,350	$1,414,355
City of Minneapolis MN (Minneapolis Common Bond Fund) Series 20102A 6.00%, 12/01/40	3,000	3,612,000
Housing & Redevelopment Authority of The City of St Paul Minnesota (HealthEast Obligated Group) Series 2015A 5.00%, 11/15/40	1,000	1,072,910
Minnesota Higher Education Facilities Authority (St Olaf College) Series 20158 5.00%, 12/01/30	1,000	1,179,170
University of Minnesota Series 2014B 4.00%, 1/01/31-1/01/34	4,500	4,762,885

		12,041,320

Mississippi – 1.6%
Mississippi Development Bank (Mississippi Development Bank State Lease) Series 2010D 5.25%, 8/01/27	15,000	17,202,150

Missouri – 1.7%
City of Kansas City MO (City of Kansas City MO Lease) Series 2008C 5.00%, 4/01/28	14,000	15,099,840
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	1,880	2,009,306
Joplin Industrial Development Authority (Freeman Health System) Series 2015 5.00%, 2/15/35	1,485	1,580,382

		18,689,528

Nebraska – 0.3%
Omaha Public Power District Series 2014A 5.00%, 2/01/32	2,775	3,182,648

AB MUNICIPAL INCOME FUND •	73

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 2.6%
County of Clark Department of Aviation (McCarran Intl Airport) Series 2012B 5.00%, 7/01/29	$6,070	$6,969,149
County of Clark NV AMBAC Series 2006 5.00%, 11/01/23	13,250	13,809,945
Nevada System of Higher Education AMBAC Series 2005B 5.00%, 7/01/25-7/01/26	1,585	1,590,554
State of Nevada NATL Series 2007B 5.00%, 12/01/25 (Pre-refunded/ETM)	5,800	6,288,244

		28,657,892

New Jersey – 2.9%
Morris-Union Jointure Commission COP AGM Series 2013 5.00%, 8/01/25	2,055	2,291,181
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014U 5.00%, 6/15/30	5,840	6,142,103
New Jersey Turnpike Authority Series 2014A 5.00%, 1/01/33	4,750	5,428,917
Series 2015E 5.00%, 1/01/33	11,000	12,651,760
Union County Utilities Authority (County of Union NJ Lease) Series 2011A 5.25%, 12/01/31	4,340	4,696,271

		31,210,232

New Mexico – 1.2%
Town of Clayton NM (Town of Clayton NM Jail Project) CIFG Series 2006 5.00%, 11/01/25-11/01/27	13,095	13,436,194

New York – 10.4%
City of New York NY Series 2008B-1 5.25%, 9/01/23	5,000	5,560,800
Series 2012G 5.00%, 4/01/29	9,550	11,072,270

74	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Transportation Authority Series 2012F 5.00%, 11/15/27	$1,680	$1,978,049
Series 2013B 5.00%, 11/15/32	5,000	5,709,700
Series 2013E 5.00%, 11/15/32	5,000	5,725,400
New York City Municipal Water Finance Authority Series 2014D 5.00%, 6/15/35	4,000	4,624,400
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/30	15,015	17,539,322
Series 2014B-1 5.00%, 8/01/32	4,000	4,659,120
Series 2014D-1 5.00%, 2/01/34	5,000	5,726,700
New York Liberty Development Corp. (4 World Trade Center LLC) Series 2011 5.00%, 11/15/31	2,775	3,166,192
New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(b)(c)	1,188	12
New York NY GO Series 2007D-1 5.125%, 12/01/27(f)	560	605,683
Series 2008B-1 5.125%, 12/01/27(f)	440	475,987
New York State Dormitory Authority Series 2012D 5.00%, 2/15/29 (Pre-refunded/ETM)	705	848,700
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012D 5.00%, 2/15/29	4,255	4,968,691
Series 2015E 5.00%, 3/15/34	11,000	12,893,540
5.25%, 3/15/33	2,000	2,399,640
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 0.529%, 3/01/27(e)	5,370	5,039,594

AB MUNICIPAL INCOME FUND •	75

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013A 5.00%, 3/15/43	$5,000	$5,618,350
Port Authority of New York & New Jersey Series 2014 5.00%, 9/01/30-9/01/31	13,750	15,741,175

		114,353,325

North Carolina – 0.7%
County of Iredell NC COP AGM Series 2008 5.25%, 6/01/22	920	1,012,488
North Carolina Eastern Municipal Power Agency AMBAC Series 2005A 5.25%, 1/01/20 (Pre-refunded/ETM)	1,000	1,003,930
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/30	5,000	5,784,400

		7,800,818

Ohio – 3.0%
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	2,345	2,673,300
Series 2014 5.00%, 12/01/33	4,250	4,807,090
City of Cleveland OH (City of Cleveland OH Income Tax) Series 2008 5.25%, 5/15/24 (Pre-refunded/ETM)	5,500	6,092,625
Cleveland Department of Public Utilities Division of Public Power NATL Series 2006A 5.00%, 11/15/18	1,350	1,405,390
Franklin County Convention Facilities Authority (City of Columbus OH/Franklin County Lease) Series 2014 5.00%, 12/01/31	3,855	4,465,439
Kent State University Series 2012A 5.00%, 5/01/29	2,000	2,276,660

76	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2010B 3.75%, 6/01/33	$3,000	$3,072,360
Toledo-Lucas County Port Authority (CSX Transportation, Inc.) Series 1992 6.45%, 12/15/21	6,730	8,191,689

		32,984,553

Oklahoma – 0.1%
Tulsa Airports Improvement Trust BAM Series 2015A 5.00%, 6/01/35	1,000	1,081,890

Oregon – 0.3%
Tri-County Metropolitan Transportation District Series 2011A 5.00%, 10/01/27	3,000	3,437,580

Pennsylvania – 4.3%
Bensalem Township School District Series 2013 5.00%, 6/01/30	5,000	5,806,350
Montgomery County Industrial Development Authority/PA Series 2010 5.25%, 8/01/33 (Pre-refunded/ETM)	4,715	5,561,625
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 6.00%, 7/01/45	5,375	5,367,314
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34-12/31/38	5,060	5,481,017
Pennsylvania Industrial Development Authority Series 2008 5.50%, 7/01/23 (Pre-refunded/ETM)	3,940	4,402,911
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 6/01/40	3,100	3,071,542

AB MUNICIPAL INCOME FUND •	77

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 5.25%, 7/01/24(b)(c)	$1,030	$638,600
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Sales Tax) AGM Series 2010 5.00%, 2/01/31	6,925	7,665,975
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/30-4/01/31	6,500	7,053,835
Township of Lower Paxton PA Series 2014 5.00%, 4/01/31	1,685	1,945,063

		46,994,232

Puerto Rico – 0.1%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2008 5.125%, 12/01/27	1,065	1,148,272

Rhode Island – 0.3%
Rhode Island Commerce Corp. (Providence Place Group LP) AGC Series 2000 6.125%, 7/01/20	3,165	3,179,116

South Carolina – 0.2%
Dorchester County School District No 2 Series 2006 5.00%, 12/01/30 (Pre-refunded/ETM)	1,500	1,567,185
AGC Series 2006 5.00%, 12/01/29 (Pre-refunded/ETM)	400	417,916

		1,985,101

South Dakota – 0.3%
South Dakota State Building Authority (South Dakota State Building Authority Lease) Series 2014A 5.00%, 6/01/34	2,725	3,117,809

78	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.0%
Sullivan County Health Educational & Housing Facilities Board (Wellmont Health System) Series 2006C 5.25%, 9/01/26	$275	$282,953

Texas – 12.9%
Alvin Independent School District/TX Series 2009B 5.00%, 2/15/28	1,290	1,428,391
Bexar County Health Facilities Development Corp. (Army Retirement Residence Obligated Group) Series 2007 5.00%, 7/01/27	390	399,680
Camino Real Regional Mobility Authority Series 2008 5.00%, 2/15/21	2,315	2,321,274
Central Texas Turnpike System Series 2015C 5.00%, 8/15/34	10,000	11,084,500
City of El Paso TX Water & Sewer Revenue Series 2014 5.00%, 3/01/30	1,000	1,166,530
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/31	2,500	2,857,150
City of Houston TX Airport System Revenue AGM Series 2000P 0.26%, 7/01/30(e)	1,825	1,682,201
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/30	4,650	4,964,386
City Public Service Board of San Antonio TX Series 2008 5.00%, 2/01/26	6,830	7,400,305
Series 2009A 5.25%, 2/01/24	3,260	3,665,055
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2015 5.00%, 8/15/35-8/15/39	7,680	8,729,783

AB MUNICIPAL INCOME FUND •	79

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/28	$13,680	$15,385,759
El Paso County Hospital District AGC Series 2008A 5.00%, 8/15/23(c)	5,000	5,522,900
Harrison County Health Facilities Development Corp. (Good Shepherd Hospital Obligated Group) Series 2010 5.25%, 7/01/28	2,435	2,510,728
North Texas Health Facilities Development Corp. (United Regional Health Care System, Inc.) AGM Series 2007 5.00%, 9/01/24	1,000	1,069,710
North Texas Tollway Authority Series 2015A 5.00%, 1/01/34-1/01/35	15,585	17,505,713
Series 2015B 5.00%, 1/01/34	1,700	1,917,957
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.00%, 9/01/30	7,500	8,627,175
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22	2,210	2,319,417
Series 2015I 5.50%, 11/15/45	1,670	1,711,099
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015A 5.00%, 11/15/45	6,685	6,768,496
Series 2015B 5.00%, 11/15/36	1,850	1,902,558
Tarrant County Cultural Education Facilities Finance Corp. (MRC Crestview) Series 2010 8.125%, 11/15/44	2,150	2,474,843

80	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.00%, 11/15/28	$2,000	$2,052,660
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	9,040	10,848,723
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	2,280	2,690,560
Texas State Public Finance Authority Charter School Finance Corp. (KIPP Austin Public Schools, Inc.) Series 2014A 5.00%, 8/15/32-8/15/34	3,330	3,782,352
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center) Series 2007 5.25%, 7/01/26	1,750	1,836,468
Wichita Falls Independent School District Series 2007 5.00%, 2/01/27 (Pre-refunded/ETM)	6,000	6,311,460

		140,937,833

Utah – 0.1%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31	775	840,945

Virginia – 0.1%
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.40%, 3/01/45(a)	1,415	1,437,513

Washington – 4.2%
Clark County Public Utility District No 1 Series 2010 5.00%, 1/01/23	12,635	14,313,433
Energy Northwest Series 2006C 5.00%, 7/01/24 (Pre-refunded/ETM)	595	610,637
AMBAC Series 2006A 5.00%, 7/01/21 (Pre-refunded/ETM)	5,970	6,128,682

AB MUNICIPAL INCOME FUND •	81

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FYI Properties (FYI Properties WA State Lease) Series 2009 5.00%, 6/01/27	$615	$688,683
5.25%, 6/01/26	4,000	4,524,880
King County School District No 414 Lake Washington NATL Series 2006 5.00%, 12/01/24 (Pre-refunded/ETM)	4,500	4,701,555
Washington St GO 5.00%, 7/01/24(f)	9,000	10,436,040
Washington State Housing Finance Commission (Heron’s Key Obligated Group) Series 2015A 7.00%, 7/01/45(a)	1,000	1,020,170
Washington State Housing Finance Commission (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	3,490	3,486,067

		45,910,147

West Virginia – 0.5%
West Virginia Economic Development Authority (West Virginia Lottery) Series 2010A 5.00%, 6/15/35	5,000	5,552,950

Wisconsin – 1.4%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(a)	2,465	2,897,830
Wisconsin Health & Educational Facilities Authority (Ministry Health Care, Inc.)
Series 2012C 5.00%, 8/15/32	2,300	2,552,172
Wisconsin Health & Educational Facilities Authority (Wheaton Franciscan Services, Inc.) Series 2006 5.25%, 8/15/20	5,000	5,131,400
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.50%, 3/01/45(a)	3,465	3,464,688

82	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Roseman University Health Sciences) Series 2015 5.875%, 4/01/45	$1,000	$1,031,410

		15,077,500

Total Municipal Obligations (cost $1,014,540,830)		1,067,632,074

	Shares
SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.16%(g)(h) (cost $15,929,117)	15,929,117	15,929,117

Total Investments – 99.0% (cost $1,030,469,947)		1,083,561,191
Other assets less liabilities – 1.0%		11,190,107

Net Assets – 100.0%		$1,094,751,298

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$5,400	9/15/20	1.455%	CPI#	$16,469
JPMorgan Chase Bank, NA	5,400	9/04/20	1.465%	CPI#	13,111

					$29,580

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$6,300	10/21/16	SIFMA*	4.129%	$250,141

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

AB MUNICIPAL INCOME FUND •	83

AB National Portfolio—Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate market value of these securities amounted to $27,795,753 or 2.5% of net assets.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of November 30, 2015 and the aggregate market value of these securities amounted to $9,581,728 or 0.88% of net assets.

(f)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of November 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 13.0% and 2.6%, respectively.

Glossary:

ACA	– ACA Financial Guaranty Corporation
AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
BAM	– Build American Mutual
CFD	– Community Facilities District
CIFG	– CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
GO	– General Obligation
NATL	– National Interstate Corporation
OSF	– Order of St. Francis
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

84	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

AB NEW YORK PORTFOLIO

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.5%
Long-Term Municipal Bonds – 96.5%
New York – 94.1%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/25-12/15/26	$4,540	$5,015,353
Albany Industrial Development Agency Series 2008A 5.75%, 11/15/22 (Pre-refunded/ETM)	795	870,827
Build NYC Resource Corp. (City University of New York (The)) Series 2014A 5.00%, 6/01/30-6/01/34	2,980	3,430,472
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/29	2,305	2,510,099
5.50%, 11/01/44	1,625	1,740,684
Build NYC Resource Corp. (YMCA of Greater New York) Series 2012 5.00%, 8/01/32	1,000	1,104,650
City of New York NY Series 2007C 5.00%, 1/01/21	1,575	1,650,553
Series 2014A 5.00%, 8/01/31	2,000	2,316,240
Series 2014J 5.00%, 8/01/30	10,000	11,639,400
City of Newburgh NY Series 2012A 5.25%, 6/15/28	1,065	1,147,836
5.50%, 6/15/32	1,320	1,424,953
County of Onondaga NY (Syracuse University) Series 2011 5.00%, 12/01/28-12/01/29	2,135	2,475,028
Dutchess County Industrial Development Agency (Bard College) Series 2007A-1 5.00%, 8/01/19-8/01/21	1,450	1,540,831
Dutchess County Local Development Corp. (Health Quest Systems, Inc.) Series 2014A 5.00%, 7/01/44	4,175	4,541,899
East Rochester Housing Authority (St John’s Health Care Corp.) Series 2010A 5.00%, 4/20/27	2,550	2,918,016

AB MUNICIPAL INCOME FUND •	85

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/28	$7,260	$8,502,476
Glen Cove Industrial Development Agency Series 1992B Zero Coupon, 10/15/19 (Pre-refunded/ETM)	11,745	11,248,539
Hempstead Town Local Development Corp. (Hofstra University) Series 2011 5.00%, 7/01/28	650	735,183
Hempstead Town Local Development Corp. (Molloy College) Series 2014 5.00%, 7/01/34-7/01/39	2,945	3,193,365
Housing Development Corp./NY Series 2002A 5.50%, 11/01/34	5	5,006
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 5.25%, 1/01/24(a)(b)	1,000	963,010
Long Island Power Authority Series 2012B 5.00%, 9/01/27	2,500	2,844,025
Series 2014A 5.00%, 9/01/35	1,000	1,126,550
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/29	4,300	4,929,262
Series 2012F 5.00%, 11/15/27	7,070	8,324,289
Series 2014B 5.00%, 11/15/44	12,000	13,334,520
Monroe County Industrial Development Agency (Southview Towers LP) Series 2000 6.25%, 2/01/31	1,130	1,130,915
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 1/01/32	1,590	1,592,910

86	• AB MUNICIPAL INCOME FUND

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2014C 2.00%, 1/01/49(b)(c)	$572	$68,699
Nassau County Local Economic Assistance Corp. (South Nassau Communities Hospital) Series 2012 5.00%, 7/01/31-7/01/37	6,195	6,758,155
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital) Series 2012 5.00%, 7/01/32-7/01/42	5,435	5,865,788
New York City Municipal Water Finance Authority Series 2009FF 5.00%, 6/15/27	15,110	17,062,514
Series 2013BB 5.00%, 6/15/46	5,000	5,605,300
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2015S 5.00%, 7/15/35	5,160	5,951,183
NATL Series 2006S-1 5.00%, 7/15/21	7,000	7,343,000
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2013I 5.00%, 5/01/32 (Pre-refunded/ETM)	5	6,125
5.00%, 5/01/32-5/01/33	12,495	14,413,371
New York City Trust for Cultural Resources (American Museum of Natural History (The)) Series 2014A 5.00%, 7/01/33	4,080	4,733,167
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/31	9,675	10,748,344
New York Convention Center Development Corp. (New York Convention Center Development Corp. Hotel Occupancy Tax) Series 2015 5.00%, 11/15/34-11/15/35	15,220	17,651,560
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.00%, 11/15/44(a)	2,250	2,300,445

AB MUNICIPAL INCOME FUND •	87

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York Liberty Development Corp. (4 World Trade Center LLC) Series 2011 5.00%, 11/15/31	$2,225	$2,538,658
New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(b)(c)	792	8
New York Power Authority NATL Series 2007C 5.00%, 11/15/19-11/15/21	3,680	3,979,327
New York State Dormitory Authority Series 2007A 5.00%, 5/01/22 (Pre-refunded/ETM)	1,405	1,492,138
5.00%, 7/01/22 (Pre-refunded/ETM)	1,200	1,279,644
Series 2007B 5.25%, 7/01/24 (Pre-refunded/ETM)	525	556,201
Series 2008A 5.00%, 7/01/29 (Pre-refunded/ETM)	4,220	4,659,851
5.75%, 7/01/24 (Pre-refunded/ETM)	5,165	5,787,744
New York State Dormitory Authority (Barnard College) Series 2015A 4.00%, 7/01/32	1,300	1,378,572
New York State Dormitory Authority (Cabrini of Westchester) Series 2006 5.10%, 2/15/26	1,845	1,989,205
New York State Dormitory Authority (Cornell University) Series 2008B 5.00%, 7/01/27	4,925	5,684,780
Series 2008C 5.00%, 7/01/29	2,000	2,298,040
Series 2009A 5.00%, 7/01/25	2,465	2,810,667
New York State Dormitory Authority (County of Westchester NY Lease) Series 2006A 5.00%, 8/01/17	9,510	9,801,101
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015A 5.00%, 7/01/31-7/01/33	6,000	6,810,570
New York State Dormitory Authority (Manhattan College) AGC Series 2007A 5.00%, 7/01/27	2,445	2,588,570

88	• AB MUNICIPAL INCOME FUND

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Montefiore Medical Center) NATL Series 2004 5.00%, 8/01/23	$1,860	$1,866,826
New York State Dormitory Authority (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/26	6,795	7,653,820
New York State Dormitory Authority (North Shore-Long Island Jewish Obligated Group) Series 2015A 5.00%, 5/01/33	5,000	5,717,500
New York State Dormitory Authority (NYU Hospitals Center) Series 2014 5.00%, 7/01/31	1,000	1,130,860
New York State Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.) Series 2006 5.00%, 11/01/21	1,000	1,022,540
New York State Dormitory Authority (Rochester Institute of Technology) Series 2010 5.00%, 7/01/23-7/01/25	5,335	6,118,241
New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/33-7/01/34	2,000	2,283,380
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/27	2,350	2,557,176
Series 2015E 5.00%, 3/15/34	4,000	4,688,560
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.25%, 7/01/30	2,000	2,362,360
New York State Dormitory Authority (State University of New York) Series 2010A 5.00%, 7/01/27-7/01/31	9,285	10,625,360
Series 2011A 5.00%, 7/01/28	6,690	7,713,637

AB MUNICIPAL INCOME FUND •	89

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Teachers College) Series 2012 5.00%, 7/01/34	$2,535	$2,859,759
Series 2012A 5.00%, 7/01/31	1,200	1,365,300
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 0.137%, 1/01/39(d)	4,975	4,398,714
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 0.67%, 4/01/34(d)	900	840,060
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2010A 5.00%, 6/15/29	2,000	2,317,080
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 4.00%, 9/15/34-9/15/35	11,250	12,079,867
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014 5.00%, 1/01/31-1/01/32	15,000	17,424,300
New York State Thruway Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/26-3/15/27	11,000	12,122,430
Series 2010A 5.00%, 3/15/28	5,000	5,789,700
Onondaga Civic Development Corp. (St Joseph’s Hospital Health Center) Series 2012 5.00%, 7/01/42	2,610	2,716,645
Series 2014A 5.125%, 7/01/31	1,250	1,313,425
Onondaga County Industrial Development Agency (Bristol-Myers Squibb Co.) Series 1994 5.75%, 3/01/24	4,000	4,892,840

90	• AB MUNICIPAL INCOME FUND

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Orange County Funding Corp. (Mount St Mary College) Series 2012A 5.00%, 7/01/37	$1,320	$1,422,854
Otsego County Capital Resource Corp. (Hartwick College) Series 2015A 5.00%, 10/01/30-10/01/45	10,020	10,775,847
Port Authority of New York & New Jersey Series 2010 5.00%, 7/15/31	13,000	14,971,710
Series 2013178 5.00%, 12/01/31	5,000	5,683,300
Series 2014 5.00%, 9/01/31	5,000	5,706,100
Port Authority of New York & New Jersey (JFK International Air Terminal LLC) NATL Series 1997 5.75%, 12/01/22	6,820	6,844,688
Rensselaer County Industrial Development Agency (Rensselaer Polytechnic Institute) Series 2006 5.00%, 3/01/26 (Pre-refunded/ETM)	7,505	7,593,709
Sachem Central School District NATL Series 2006 5.00%, 10/15/21-10/15/22	5,415	5,625,129
Seneca County Industrial Development Agency (New York Chiropractic College) Series 2007 5.00%, 10/01/27	925	978,484
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	5,990	6,568,694
Series 2014C 5.00%, 7/01/31	2,500	2,748,500
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) Series 2010 5.875%, 12/01/30	2,340	2,562,323
Suffolk County Industrial Development Agency (New York Institute of Technology) Series 2000 5.00%, 3/01/26	1,145	1,166,663

AB MUNICIPAL INCOME FUND •	91

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Triborough Bridge & Tunnel Authority Series 2006A 5.00%, 11/15/24 (Pre-refunded/ETM)	$6,715	$7,006,901
Series 2008D 5.00%, 11/15/26	10,000	11,073,500
Series 2011A 5.00%, 1/01/28	5,000	5,829,450
Series 2013C 5.00%, 11/15/32	5,000	5,727,750
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010A 5.00%, 9/01/30	3,000	3,376,380
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27	1,175	1,184,142
Utility Debt Securitization Authority Series 2013T 5.00%, 12/15/31	10,000	11,809,200
Westchester County Healthcare Corp/NY Series 2010B 6.00%, 11/01/30	1,000	1,143,380
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 1/01/34	1,800	1,906,524

		497,985,226

Florida – 0.2%
Hammock Bay Community Development District Series 2004A 6.15%, 5/01/24	525	528,061
Marshall Creek Community Development District Series 2002 6.625%, 5/01/32(b)(c)	825	726,701

		1,254,762

Georgia – 0.1%
City of Atlanta GA (Eastside Project/Atlanta) Series 2005B 5.60%, 1/01/30	500	501,700

Ohio – 0.1%
Columbiana County Port Authority 7.125%, 8/01/25	1,200	228,000
10.635%, 8/01/25	162	30,694

		258,694

92	• AB MUNICIPAL INCOME FUND

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 0.8%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	$1,795	$1,841,580
Series 2008 5.125%, 12/01/27	1,495	1,611,894
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.125%, 4/01/32	1,000	886,120

		4,339,594

Texas – 1.2%
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	2,700	3,240,216
7.50%, 6/30/32	1,225	1,500,686
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	1,350	1,593,095

		6,333,997

Total Municipal Obligations (cost $480,347,523)		510,673,973

	Shares
SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.16%(e)(f) (cost $11,718,656)	11,718,656	11,718,656

Total Investments – 98.7% (cost $492,066,179)		522,392,629
Other assets less liabilities – 1.3%		6,818,097

Net Assets – 100.0%		$529,210,726

AB MUNICIPAL INCOME FUND •	93

AB New York Portfolio—Portfolio of Investments

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$2,600	9/04/20	1.465%	CPI#	$6,313
Citibank, NA	2,600	9/15/20	1.455%	CPI#	7,929

					$14,242

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$2,200	1/25/26	SIFMA*	4.108%	$543,876

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate market value of these securities amounted to $3,263,455 or 0.6% of net assets.

(b)	Illiquid security.

(c)	Security is in default and is non-income producing.

(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of November 30, 2015 and the aggregate market value of these securities amounted to $5,238,774 or 0.99% of net assets.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of November 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.5% and 0.0%, respectively.

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
SRF	– State Revolving Fund
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

94	• AB MUNICIPAL INCOME FUND

AB New York Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2015 (unaudited)

	AB California		AB High Income Municipal
Assets
Investments in securities, at value
Unaffiliated issuers (cost $556,250,373 and $2,122,341,751, respectively)	$616,495,328		$2,241,938,091
Affiliated issuers (cost $12,765,049 and $34,434,268, respectively)	12,765,049		34,434,268
Cash	– 0	–	2,000
Cash collateral due from broker	– 0	–	7,808,751
Interest receivable	5,888,403		35,457,595
Unrealized appreciation on interest rate swaps	1,729,993		1,996,125
Receivable for capital stock sold	491,929		7,641,738
Unrealized appreciation on inflation swaps	16,433		55,630
Receivable for investment securities sold	– 0	–	3,307,833
Receivable for variation margin on exchange-traded derivatives	– 0	–	723,908

Total assets	637,387,135		2,333,365,939

Liabilities
Payable for investment securities purchased	9,332,106		37,315,763
Unrealized depreciation on interest rate swaps	7,898,913		3,485,733
Payable for floating rate notes issued(a)	4,445,000		152,630,000
Payable for capital stock redeemed	920,314		7,790,162
Dividends payable	340,522		1,980,839
Advisory fee payable	190,268		774,537
Distribution fee payable	155,543		374,846
Administrative fee payable	7,138		7,138
Transfer Agent fee payable	5,294		6,942
Cash collateral due to broker	– 0	–	665,943
Other liabilities	15,356		565,720
Accrued expenses	76,561		163,524

Total liabilities	23,387,015		205,761,147

Net Assets	$614,000,120		$2,127,604,792

Composition of Net Assets
Capital stock, at par	$54,091		$188,512
Additional paid-in capital	563,093,101		2,050,578,312
Undistributed (distributions in excess of) net investment income	95,571		(1,036,043)
Accumulated net realized loss on investment transactions	(3,335,110)		(40,923,140)
Net unrealized appreciation on investments	54,092,467		118,797,151

	$614,000,120		$2,127,604,792

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	95

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

AB California Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$447,713,722	39,440,307	$11.35	*

Class B	$144,290	12,709	$11.35

Class C	$85,517,632	7,535,383	$11.35

Advisor Class	$80,624,476	7,102,117	$11.35

AB High Income Municipal Portfolio

Class A	$708,847,276	62,782,193	$11.29	*

Class C	$302,102,973	26,770,428	$11.28

Advisor Class	$1,116,654,543	98,959,598	$11.28

*	The maximum offering price per share for Class A of AB California Portfolio and AB High Income Municipal Portfolio were $11.70 and $11.64, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

96	• AB MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

	AB National	AB New York
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,014,540,830 and $480,347,523, respectively)	$1,067,632,074	$510,673,973
Affiliated issuers (cost $15,929,117 and $11,718,656, respectively)	15,929,117	11,718,656
Cash	666,710	– 0	–
Interest and dividends receivable	15,343,895	6,982,038
Receivable for capital stock sold	3,985,040	1,291,702
Receivable for investment securities sold	587,000	– 0	–
Unrealized appreciation on interest rate swaps	250,141	543,876
Unrealized appreciation on inflation swaps	29,580	14,242

Total assets	1,104,423,557	531,224,487

Liabilities
Payable for floating rate notes issued(a)	5,700,000	– 0	–
Payable for capital stock redeemed	2,691,168	1,483,391
Dividends payable	557,391	131,748
Advisory fee payable	331,354	156,965
Distribution fee payable	222,600	140,835
Transfer Agent fee payable	10,284	9,008
Administrative fee payable	6,997	6,997
Other liabilities	18,669	– 0	–
Accrued expenses	133,796	84,817

Total liabilities	9,672,259	2,013,761

Net Assets	$1,094,751,298	$529,210,726

Composition of Net Assets
Capital stock, at par	$106,597	$53,074
Additional paid-in capital	1,067,013,732	515,699,770
Distributions in excess of net investment income	(503,831)	(209,652)
Accumulated net realized loss on investment transactions	(25,236,165)	(17,217,034)
Net unrealized appreciation on investments	53,370,965	30,884,568

	$1,094,751,298	$529,210,726

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	97

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

AB National Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$603,393,995	58,747,425	$10.27	*

Class B	$750,516	73,164	$10.26

Class C	$132,942,915	12,957,016	$10.26

Advisor Class	$357,663,872	34,819,461	$10.27

AB New York Portfolio

Class A	$420,890,871	42,207,556	$9.97	*

Class B	$1,332,286	133,783	$9.96

Class C	$72,318,341	7,256,804	$9.97

Advisor Class	$34,669,228	3,475,874	$9.97

*	The maximum offering price per share for Class A of AB National Portfolio and AB New York Portfolio, California Portfolio and High Income Municipal Portfolio were $10.59 and $10.28, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

98	• AB MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2015 (unaudited)

	AB California	AB High Income Municipal
Investment Income
Interest	$12,841,070	$53,575,277
Dividends – Affiliated issuers	2,779	18,680

Total income	12,843,849	53,593,957

Expenses
Advisory fee (see Note B)	1,338,838	5,113,806
Distribution fee – Class A	548,532	858,295
Distribution fee – Class B	796	– 0	–
Distribution fee – Class C	422,227	1,441,246
Transfer agency – Class A	60,660	105,596
Transfer agency – Class B	36	– 0	–
Transfer agency – Class C	11,962	44,639
Transfer agency – Advisor Class	9,924	164,792
Custodian	70,943	130,202
Audit and tax	24,335	28,792
Administrative	23,186	23,186
Printing	18,516	35,786
Legal	13,756	13,756
Registration fees	11,763	66,397
Directors’ fees	10,408	10,773
Miscellaneous	10,096	37,443

Total expenses before interest expense	2,575,978	8,074,709
Interest expense	26,742	631,546

Total expenses	2,602,720	8,706,255
Less: expenses waived and reimbursed by the Adviser (see Note B)	(116,825)	(149,982)

Net expenses	2,485,895	8,556,273

Net investment income	10,357,954	45,037,684

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	426,185	2,251,193
Swaps	(424,096)	7,422
Net change in unrealized appreciation/depreciation of:
Investments	3,987,719	16,819,056
Swaps	(266,187)	(1,564,979)

Net gain on investment transactions	3,723,621	17,512,692

Net Increase in Net Assets from Operations	$14,081,575	$62,550,376

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	99

Statement of Operations

	AB National	AB New York
Investment Income
Interest	$22,046,842	$10,340,558
Dividends – Affiliated issuers	12,186	2,480

Total income	22,059,028	10,343,038

Expenses
Advisory fee (see Note B)	2,407,369	1,189,175
Distribution fee – Class A	758,446	528,874
Distribution fee – Class B	3,966	7,180
Distribution fee – Class C	654,860	358,715
Transfer agency – Class A	118,190	76,012
Transfer agency – Class B	197	310
Transfer agency – Class C	26,088	13,080
Transfer agency – Advisor Class	64,840	5,798
Custodian	95,622	68,376
Registration fees	48,214	11,510
Printing	45,791	21,476
Audit and tax	25,006	25,006
Administrative	24,689	24,689
Legal	13,723	13,723
Directors’ fees	10,775	10,775
Miscellaneous	18,282	8,616

Total expenses before interest expense	4,316,058	2,363,315
Interest expense	23,001	11,340

Total expenses	4,339,059	2,374,655
Less: expenses waived and reimbursed by the Adviser (see Note B)	(223,930)	(147,240)

Net expenses	4,115,129	2,227,415

Net investment income	17,943,899	8,115,623

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	53,712	531,828
Swaps	128,479	44,409
Net change in unrealized appreciation/depreciation of:
Investments	7,149,580	2,073,398
Swaps	(90,339)	32,904

Net gain on investment transactions	7,241,432	2,682,539

Net Increase in Net Assets from Operations	$25,185,331	$10,798,162

See notes to financial statements.

100	• AB MUNICIPAL INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	AB California
	Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,357,954	$11,674,957	$20,631,047
Net realized gain (loss) on investment transactions	2,089	2,383,474	(4,806,297)
Net change in unrealized appreciation/depreciation of investments	3,721,532	(11,469,868)	34,374,518

Net increase in net assets from operations	14,081,575	2,588,563	50,199,268
Dividends to Shareholders from
Net investment income
Class A	(7,497,780)	(8,684,517)	(15,747,037)
Class B	(2,125)	(3,520)	(20,337)
Class C	(1,125,891)	(1,294,173)	(2,367,254)
Advisor Class	(1,309,794)	(1,200,723)	(1,474,866)
Capital Stock Transactions
Net increase (decrease)	18,772,703	24,353,556	(42,610,980)

Total increase (decrease)	22,918,688	15,759,186	(12,021,206)
Net Assets
Beginning of period	591,081,432	575,322,246	587,343,452

End of period (including undistributed net investment income of $95,571 and distributions in excess of net investment income of ($326,793) and ($393,455), respectively)	$614,000,120	$591,081,432	$575,322,246

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	101

Statement of Changes in Net Assets

	AB High Income Municipal
	Six Months Ended November 30, 2015 (unaudited)		November 1, 2014 to May 31, 2015(a)		Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$45,037,684		$51,468,507		$74,280,466
Net realized gain (loss) on investment transactions	2,258,615		1,563,433		(30,975,293)
Net change in unrealized appreciation/depreciation of investments	15,254,077		(6,222,454)		158,025,065
Contributions from Affiliates (see Note B)	– 0	–	– 0	–	17,472

Net increase in net assets from operations	62,550,376		46,809,486		201,347,710
Dividends to Shareholders from
Net investment income
Class A	(15,538,041)		(17,807,633)		(30,136,052)
Class C	(5,442,720)		(5,985,850)		(9,582,967)
Advisor Class	(25,562,223)		(29,355,600)		(34,577,183)
Capital Stock Transactions
Net increase	49,201,554		220,107,935		499,881,492

Total increase	65,208,946		213,768,338		626,933,000
Net Assets
Beginning of period	2,062,395,846		1,848,627,508		1,221,694,508

End of period (including distributions in excess of net investment income of ($1,036,043) and undistributed net investment income of $469,257 and $662,956, respectively)	$2,127,604,792		$2,062,395,846		$1,848,627,508

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

See notes to financial statements.

102	• AB MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	AB National
	Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$17,943,899	$19,964,407	$33,740,322
Net realized gain (loss) on investment transactions	182,191	4,320,287	(14,692,085)
Net change in unrealized appreciation/depreciation of investments	7,059,241	(18,274,701)	53,500,480

Net increase in net assets from operations	25,185,331	6,009,993	72,548,717
Dividends to Shareholders from
Net investment income
Class A	(10,296,014)	(11,873,071)	(22,764,029)
Class B	(10,511)	(16,034)	(65,472)
Class C	(1,734,600)	(2,076,231)	(3,970,573)
Advisor Class	(6,031,566)	(6,149,085)	(7,196,898)
Capital Stock Transactions
Net increase (decrease)	26,652,462	107,389,814	(33,734,278)

Total increase	33,765,102	93,285,386	4,817,467
Net Assets
Beginning of period	1,060,986,196	967,700,810	962,883,343

End of period (including distributions in excess of net investment income of ($503,831), ($375,039) and ($418,427) respectively)	$1,094,751,298	$1,060,986,196	$967,700,810

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	103

Statement of Changes in Net Assets

	AB New York
	Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,115,623	$9,587,456	$17,741,418
Net realized gain (loss) on investment transactions	576,237	1,634,006	(9,184,992)
Net change in unrealized appreciation/depreciation of investments	2,106,302	(6,370,237)	25,776,197

Net increase in net assets from operations	10,798,162	4,851,225	34,332,623
Dividends to Shareholders from
Net investment income
Class A	(6,720,281)	(8,058,903)	(15,051,037)
Class B	(17,477)	(25,922)	(104,499)
Class C	(871,244)	(1,050,345)	(2,042,325)
Advisor Class	(551,477)	(504,883)	(632,246)
Capital Stock Transactions
Net increase (decrease)	(4,387,523)	6,635,473	(53,768,122)

Total increase (decrease)	(1,749,840)	1,846,645	(37,265,606)
Net Assets
Beginning of period	530,960,566	529,113,921	566,379,527

End of period (including distributions in excess of net investment income of ($209,652), ($164,796) and ($226,342), respectively)	$529,210,726	$530,960,566	$529,113,921

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

See notes to financial statements.

104	• AB MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Six Months Ended November 30, 2015 (unaudited)

	AB High Income Municipal Portfolio*
Cash flows from operating activities
Net increase in net assets from operations		$62,550,376
Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Increase in interest and dividends receivable	$(1,358,762)
Decrease in receivable for investments sold	4,683,095
Net accretion of bond discount and amortization of bond premium	2,443,553
Increase in payable for investments purchased	28,346,838
Increase in accrued expenses	113,268
Decrease in cash collateral due from broker	1,523,349
Purchases of long-term investments	(264,768,628)
Purchases of short-term investments	(300,508,280)
Proceeds from disposition of long-term investments	208,989,365
Proceeds from disposition of short-term investments	277,202,384
Payments on swaps, net	(8,271)
Payments for exchange-traded derivatives settlements	(1,156,720)
Net realized gain on investment transactions	(2,258,615)
Net change in unrealized appreciation/depreciation on investment transactions	(15,254,077)

Total adjustments		(62,011,501)

Net increase in cash from operating activities		$538,875

Financing Activities:
Subscriptions of capital stock, net	26,623,372
Cash dividends paid (net of dividend reinvestments)**	(20,161,080)
Decrease in payable for floating rate notes issued	(7,000,000)

Net decrease in cash from financing activities		(537,708)

Net increase in cash		1,167
Net change in cash
Cash at beginning of period		833

Cash at end of period		$2,000

** Reinvestment of dividends	$26,672,915
Supplemental disclosure of cash flow information:
Interest expense paid during the period	$631,546

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	105

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

November 30, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Municipal Income Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. The AB California Portfolio, AB National Portfolio and AB New York Portfolio offer Class A, Class B, Class C and Advisor Class shares. The AB High Income Municipal Portfolio offers Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

106	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

AB MUNICIPAL INCOME FUND •	107

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

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Notes to Financial Statements

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of November 30, 2015:

AB California Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$569,123,396		$47,371,932		$616,495,328
Short-Term Investments		12,765,049		– 0	–	– 0	–	12,765,049

Total Investments in Securities		12,765,049		569,123,396		47,371,932		629,260,377
Other Financial Instruments*:
Assets:
Inflation (CPI) Swaps		– 0	–	16,433		– 0	–	16,433
Interest Rate Swaps		– 0	–	1,729,993		– 0	–	1,729,993
Liabilities:
Interest Rate Swaps		– 0	–	(7,898,913)		– 0	–	(7,898,913)

Total^		$12,765,049		$562,970,909		$47,371,932		$623,107,890

AB High Income Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds:
Alaska	$	– 0	–	$ – 0	–	$5,187,410		$5,187,410
Arizona		– 0	–	27,113,211		12,964,124		40,077,335
California		– 0	–	144,261,971		65,708,310		209,970,281
Colorado		– 0	–	23,256,120		10,087,351		33,343,471
Florida		– 0	–	91,285,932		26,681,965		117,967,897
Guam		– 0	–	998,807		1,226,570		2,225,377
Idaho		– 0	–	4,700,960		8,231,353		12,932,313
Illinois		– 0	–	144,026,989		65,786,032		209,813,021
Kentucky		– 0	–	20,897,006		12,818,560		33,715,566
Louisiana		– 0	–	27,667,969		37,767,039		65,435,008
Maryland		– 0	–	5,669,324		5,631,345		11,300,669
Massachusetts		– 0	–	27,319,264		6,202,770		33,522,034
Michigan		– 0	–	95,155,940		17,231,099		112,387,039

AB MUNICIPAL INCOME FUND •	109

Notes to Financial Statements

AB High Income Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
New Jersey	$	– 0	–	$125,332,113		$3,848,707		$129,180,820
New York		– 0	–	153,071,664		47,982,028		201,053,692
North Carolina		– 0	–	– 0	–	3,030,985		3,030,985
North Dakota		– 0	–	– 0	–	4,898,474		4,898,474
Ohio		– 0	–	60,910,539		23,851,195		84,761,734
Oklahoma		– 0	–	– 0	–	7,158,205		7,158,205
Oregon		– 0	–	13,086,358		16,571,451		29,657,809
Pennsylvania		– 0	–	40,818,476		37,094,580		77,913,056
Rhode Island		– 0	–	– 0	–	10,047,510		10,047,510
Tennessee		– 0	–	8,002,358		14,133,789		22,136,147
Texas		– 0	–	165,505,875		48,188,578		213,694,453
Utah		– 0	–	4,910,630		8,712,977		13,623,607
Vermont		– 0	–	– 0	–	3,163,736		3,163,736
Virginia		– 0	–	90,606,602		12,058,901		102,665,503
Washington		– 0	–	67,037,378		46,917,375		113,954,753
Wisconsin		– 0	–	11,240,605		2,772,029		14,012,634
Other		– 0	–	260,717,552		– 0	–	260,717,552
Short-Term Municipal Notes		– 0	–	62,390,000		– 0	–	62,390,000
Short-Term Investments		34,434,268		– 0	–	– 0	–	34,434,268

Total Investments in Securities		34,434,268		1,675,983,643		565,954,448		2,276,372,359
Other Financial Instruments*:
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	970,178		– 0	–	970,178	#
Inflation (CPI) Swaps		– 0	–	55,630		– 0	–	55,630
Interest Rate Swaps		– 0	–	1,996,125		– 0	–	1,996,125
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(335,389)		– 0	–	(335,389	)#
Interest Rate Swaps		– 0	–	(3,485,733)		– 0	–	(3,485,733)

Total^		$34,434,268		$1,675,184,454		$565,954,448		$2,275,573,170

AB National Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,011,571,309		$56,060,765		$1,067,632,074
Short-Term Investments		15,929,117		– 0	–	– 0	–	15,929,117

Total Investments in Securities		15,929,117		1,011,571,309		56,060,765		1,083,561,191

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Notes to Financial Statements

AB National Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Other Financial Instruments*:
Assets:
Inflation (CPI) Swaps	$	– 0	–	$29,580		$ – 0	–	$29,580
Interest Rate Swaps		– 0	–	250,141		– 0	–	250,141
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$15,929,117		$1,011,851,030		$56,060,765		$1,083,840,912

AB New York Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$502,174,351		$8,499,622		$510,673,973
Short-Term Investments		11,718,656		– 0	–	– 0	–	11,718,656

Total Investments in Securities		11,718,656		502,174,351		8,499,622		522,392,629
Other Financial Instruments*:
Assets:
Inflation (CPI) Swaps		– 0	–	14,242		– 0	–	14,242
Interest Rate Swaps		– 0	–	543,876		– 0	–	543,876
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$11,718,656		$502,732,469		$8,499,622		$522,950,747

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

AB MUNICIPAL INCOME FUND •	111

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB California Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/15	$32,737,837		$32,737,837
Accrued discounts/(premiums)	(58,332)		(58,332)
Realized gain (loss)	163,432		163,432
Change in unrealized appreciation/depreciation	446,243		446,243
Purchases	16,247,126		16,247,126
Sales	(3,605,675)		(3,605,675)
Transfers in to Level 3	1,441,301		1,441,301
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 11/30/15	$47,371,932		$47,371,932	+

Net change in unrealized appreciation/depreciation from investments held as of 11/30/15*	$598,555		$598,555

AB High Income Municipal Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/15	$524,250,368		$524,250,368
Accrued discounts/(premiums)	(80,304)		(80,304)
Realized gain (loss)	1,484,929		1,484,929
Change in unrealized appreciation/depreciation	(526,788)		(526,788)
Purchases	81,686,842		81,686,842
Sales	(33,822,187)		(33,822,187)
Transfers in to Level 3	8,512,881		8,512,881
Transfers out of Level 3	(15,551,293)		(15,551,293)

Balance as of 11/30/15	$565,954,448		$565,954,448	+

Net change in unrealized appreciation/depreciation from investments held as of 11/30/15*	$808,442		$808,442

AB National Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/15	$50,875,335		$50,875,335
Accrued discounts/(premiums)	157,603		157,603
Realized gain (loss)	(175,348)		(175,348)
Change in unrealized appreciation/depreciation	87,469		87,469
Purchases	15,152,753		15,152,753
Sales	(7,750,470)		(7,750,470)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	(2,286,577)		(2,286,577)

Balance as of 11/30/15	$56,060,765		$56,060,765	+

Net change in unrealized appreciation/depreciation from investments held as of 11/30/15*	$(194,554)		$(194,554)

112	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

AB New York Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/15	$12,933,967		$12,933,967
Accrued discounts/(premiums)	6,893		6,893
Realized gain (loss)	(716,318)		(716,318)
Change in unrealized appreciation/depreciation	292,839		292,839
Purchases	42,750		42,750
Sales	(4,947,498)		(4,947,498)
Transfers in to Level 3	886,989		886,989
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 11/30/15	$8,499,622		$8,499,622	+

Net change in unrealized appreciation/depreciation from investments held as of 11/30/15*	$273,805		$273,805

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of November 30, 2015, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB MUNICIPAL INCOME FUND •	113

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

114	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

7. Change of Fiscal Year End

The Fund changed its fiscal year end from October 31 to May 31. For the fiscal year ended May 31, 2015, the statement of changes in net assets and financial highlights reflect the period from November 1, 2014 to May 31, 2015.

NOTE B

Advisory, Administrative Fees and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Portfolios pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Portfolio	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
AB California	.45%	.40%	.35%
AB High Income Municipal	.50%	.45%	.40%
AB National	.45%	.40%	.35%
AB New York	.45%	.40%	.35%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses (excluding interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) on an annual basis (the “Expense Caps”) as follows:

	Effective January 30, 2015(a)
Portfolio	Class A	Class B	Class C	Advisor Class
AB California	.75%	1.50%	1.50%	.50%
AB National	.75%	1.50%	1.50%	.50%
AB New York	.75%	1.50%	1.50%	.50%

	Effective January 30, 2015(b)
Portfolio	Class A	Class C	Advisor Class
AB High Income Municipal	.80%	1.55%	.55%

This contractual agreement extends through September 30, 2016 for all Portfolios and may be extended by the Adviser for additional one year terms.

(a)

Prior to January 30, 2015, the Expense Caps were .80%, 1.50%, 1.50% and .50% for Class A, Class B, Class C and Advisor Class shares, respectively. Prior to February 1, 2013, the Expense Caps were .75%, 1.45%, 1.45% and .45% for Class A, Class B, Class C and Advisor Class shares, respectively.

(b)	Prior to January 30, 2015, the Expense Caps were .80%, 1.50% and .50% for Class A, Class C and Advisor Class shares, respectively

For the six months ended November 30, 2015, such reimbursements amounted to $116,825, $149,982, $223,930 and $147,240 for AB California, AB High Income Municipal, AB National and AB New York Fund, respectively.

AB MUNICIPAL INCOME FUND •	115

Notes to Financial Statements

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the six months ended November 30, 2015, the reimbursement for such services amounted to $23,186, $23,186 $24,689 and $24,689 for AB California, AB High Income Municipal, AB National and AB New York Portfolios, respectively.

During the six months ended October 31, 2014, the Adviser reimbursed the AB High Income Municipal Portfolio $17,472 for trading losses incurred due to a trade entry error.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: AB California Portfolio, $34,075; AB High Income Municipal Portfolio, $84,190; AB National Portfolio, $80,863 and AB New York Portfolio, $40,634 for the six months ended November 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolio that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the six months ended November 30, 2015 as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B			Class C
AB California	$ – 0	–	$1,284	$	– 0	–	$2,105
AB High Income Municipal	405		9,204		– 0	–	20,837
AB National	27		60,982		24		8,095
AB New York	– 0	–	3,974		10		3,352

The Portfolios may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but

116	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the six months ended November 30, 2015 is as follows:

Portfolio	Market Value May 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)	Dividend Income (000)
AB California	$16,126	$47,900	$51,261	$12,765	$3
AB High Income Municipal	9,808	284,608	259,982	34,434	19
AB National	12,812	112,407	109,290	15,929	12
AB New York	18,572	34,146	40,999	11,719	2

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of .25 of 1% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. Prior to January 30, 2015, the Portfolios paid distribution and servicing fees to the Distributor at an annual rate of up to .30% of 1% of the Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B		Class C
AB California	$6,822,262		$7,188,779
AB High Income Municipal	– 0	–	2,203,009
AB National	3,384,900		6,490,149
AB New York	5,972,309		4,145,806

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

AB MUNICIPAL INCOME FUND •	117

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment and U.S. government securities (excluding short-term investments) for the six months ended November 30, 2015, were as follows:

	Purchases				Sales
Portfolio	Investments	Government Securities			Investments	Government Securities
AB California	$56,671,120	$	– 0	–	$52,407,063	$	– 0	–
AB High Income Municipal	264,768,628		– 0	–	209,136,961		– 0	–
AB National	104,356,346		– 0	–	88,030,986		– 0	–
AB New York	68,065,474		– 0	–	61,751,102		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
AB California	$60,764,616	$(519,661)	$60,244,955
AB High Income Municipal	126,730,956	(8,500,510)	118,230,446
AB National	59,365,541	(6,274,297)	53,091,244
AB New York	31,535,012	(1,209,280)	30,325,732

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Portfolios may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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Notes to Financial Statements

The Portfolios may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

During the six months ended November 30, 2015, the AB High Income Municipal Portfolio held purchased options for hedging purposes.

For the six months ended November 30, 2015, the Portfolios had no transactions in written options.

•	Swaps

Each Portfolio may enter into swaps to hedge their exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

AB MUNICIPAL INCOME FUND •	119

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse,

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Notes to Financial Statements

which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, each Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended November 30, 2015, the AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended November 30, 2015, the AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio held inflation (CPI) swaps for hedging purposes.

AB MUNICIPAL INCOME FUND •	121

Notes to Financial Statements

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended November 30, 2015, the AB High Income Municipal Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of

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Notes to Financial Statements

the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At November 30, 2015, the Portfolios had entered into the following derivatives:

AB California Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$1,729,993	Unrealized depreciation on interest rate swaps	$7,898,913

AB MUNICIPAL INCOME FUND •	123

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Unrealized appreciation on inflation swaps	$16,433

Total		$1,746,426		$7,898,913

The effect of derivative instruments on the statement of operations for the six months ended November 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(424,096)	$(266,187)

Total		$(424,096)	$(266,187)

AB High Income Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$335,389	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$970,178	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,996,125		Unrealized depreciation on interest rate swaps	3,485,733

Interest rate contracts	Unrealized appreciation on inflation swaps	55,630

Total		$3,021,933			$3,821,122

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended November 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(3,871,500)	$3,541,562

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	617,914	(1,530,871)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(610,492)	(34,108)

Total		$(3,864,078)	$1,976,583

AB National Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$250,141

Interest rate contracts	Unrealized appreciation on inflation swaps	29,580

Total		$279,721

The effect of derivative instruments on the statement of operations for the six months ended November 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$128,479	$(90,339)

Total		$128,479	$(90,339)

AB MUNICIPAL INCOME FUND •	125

Notes to Financial Statements

AB New York Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$543,876

Interest rate contracts	Unrealized appreciation on inflation swaps	14,242

Total		$558,118

The effect of derivative instruments on the statement of operations for the six months ended November 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$44,409	$32,904

Total		$44,409	$32,904

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended November 30, 2015:

AB California Portfolio
Interest Rate Swaps:
Average notional amount	$39,100,000

Inflation Swaps:
Average notional amount	$6,000,000

AB High Income Municipal Portfolio
Purchased Options:
Average monthly cost	$2,231,750	(a)

Interest Rate Swaps:
Average notional amount	$87,285,714

Inflation Swaps:
Average notional amount	$20,300,000	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$38,428,571

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$100,179,320

(a)	Positions were open for five months during the period.

(b)	Positions were open for three months during the period.

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Notes to Financial Statements

AB National Portfolio
Interest Rate Swaps:
Average notional amount	$6,300,000

Inflation Swaps:
Average notional amount	$10,800,000

AB New York Portfolio
Interest Rate Swaps:
Average notional amount	$2,200,000

Inflation Swaps:
Average notional amount	$5,200,000

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of November 30, 2015:

AB California
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received		Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$1,616,056	$ – 0	–	$	– 0	–	$(1,259,060)			$356,996
JPMorgan Chase Bank, NA	7,284	– 0	–		– 0	–	– 0	–		7,284
Merrill Lynch Capital Services, Inc.	123,086	(123,086)			– 0	–	– 0	–		– 0	–

Total	$1,746,426	$(123,086)		$	– 0	–	$(1,259,060)			$364,280	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
OTC Derivatives:
Merrill Lynch Capital Services, Inc.	$7,898,913	$(123,086)		$	– 0	–	$(7,775,827)		$	– 0	–

Total	$7,898,913	$(123,086)		$	– 0	–	$(7,775,827)		$	– 0	–^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB MUNICIPAL INCOME FUND •	127

Notes to Financial Statements

AB High Income
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$723,908	$	– 0	–	$	– 0	–	$	– 0	–	$723,908

Total	$723,908	$	– 0	–	$	– 0	–	$	– 0	–	$723,908

OTC Derivatives:
Citibank, NA	$31,108	$	– 0	–	$	– 0	–	$	– 0	–	$31,108
JPMorgan Chase Bank, NA	1,350,148		(1,350,148)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC	670,499		– 0	–		(665,943)			– 0	–	4,556

Total	$2,051,755		$(1,350,148)			$(665,943)		$	– 0	–	$35,664	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$141,964	$	– 0	–	$	– 0	–	$	– 0	–	$141,964
JPMorgan Chase Bank, NA	3,343,769		(1,350,148)			– 0	–		(1,993,621)		– 0	–

Total	$3,485,733		$(1,350,148)		$	– 0	–		$(1,993,621)		$141,964	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at November 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB National
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$16,469	$	– 0	–	$	– 0	–	$	– 0	–	$16,469
JPMorgan Chase Bank, NA	13,111		– 0	–		– 0	–		– 0	–	13,111
Merrill Lynch Capital Services, Inc.	250,141		– 0	–		– 0	–		– 0	–	250,141

Total	$279,721	$	– 0	–	$	– 0	–	$	– 0	–	$279,721	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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Notes to Financial Statements

AB New York
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received		Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$551,805	$	– 0	–	$	– 0	–	$(547,908)		$3,897
JPMorgan Chase Bank, NA	6,313		– 0	–		– 0	–	– 0	–	6,313

Total	$558,118	$	– 0	–	$	– 0	–	$(547,908)		$10,210	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

The Fund has allocated 18,050,000,000 of authorized shares to the AB California Portfolio, of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares; 9,100,000,000 of authorized shares to the AB High Income Municipal Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B (not currently offered) and Class C shares and 100,000,000 is allocated to Advisor Class shares; 18,100,000,000 of authorized shares to the AB National Portfolio of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 100,000,000 is allocated to Advisor Class shares; and 9,050,000,000 of authorized shares to the AB New York Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares. Transactions in capital shares for each class were as follows:

	AB California Portfolio
	Shares			Amount
	Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Class A
Shares sold	2,854,295	1,951,464	1,596,507	$32,200,092	$22,305,191	$17,706,326

Shares issued in reinvestment of dividends	309,324	345,889	654,230	3,494,230	3,950,473	7,260,407

Shares converted from Class B	4,665	16,091	51,866	52,590	183,837	575,781

Shares redeemed	(2,784,980)	(1,981,338)	(6,253,535)	(31,391,693)	(22,638,964)	(68,880,222)

Net increase (decrease)	383,304	332,106	(3,950,932)	$4,355,219	$3,800,537	$(43,337,708)

AB MUNICIPAL INCOME FUND •	129

Notes to Financial Statements

	AB California Portfolio
	Shares			Amount
	Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Class B
Shares sold	532	499	844	$6,000	$5,700	$9,380

Shares issued in reinvestment of dividends	175	273	1,510	1,981	3,131	16,704

Shares converted to Class A	(4,665)	(16,091)	(51,873)	(52,590)	(183,837)	(575,781)

Shares redeemed	(5)	(3,416)	(8,953)	(62)	(39,267)	(97,809)

Net decrease	(3,963)	(18,735)	(58,472)	$(44,671)	$(214,273)	$(647,506)

Class C
Shares sold	402,920	540,461	321,413	$4,538,753	$6,169,761	$3,550,235

Shares issued in reinvestment of dividends	54,678	59,714	114,343	617,447	681,656	1,268,050

Shares redeemed	(346,317)	(501,479)	(1,159,454)	(3,905,757)	(5,716,563)	(12,723,564)

Net increase (decrease)	111,281	98,696	(723,698)	$1,250,443	$1,134,854	$(7,905,279)

Advisor Class
Shares sold	1,783,940	2,318,827	2,189,608	$20,133,512	$26,505,115	$24,220,587

Shares issued in reinvestment of dividends	80,897	67,550	79,406	913,956	771,085	884,296

Shares redeemed	(695,821)	(671,986)	(1,452,612)	(7,835,756)	(7,643,761)	(15,825,370)

Net increase	1,169,016	1,714,391	816,402	$13,211,712	$19,632,439	$9,279,513

	AB High Income Municipal Portfolio
	Shares			Amount
	Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Class A
Shares sold	9,029,258	15,621,324	30,118,263	$100,847,713	$176,816,165	$323,956,865

Shares issued in reinvestment of dividends	709,851	822,327	1,562,804	7,934,212	9,310,577	16,790,691

Shares redeemed	(8,854,742)	(10,491,580)	(33,414,643)	(98,810,620)	(118,780,653)	(356,541,980)

Net increase (decrease)	884,367	5,952,071	(1,733,576)	$9,971,305	$67,346,089	$(15,794,424)

Class C
Shares sold	3,210,156	4,786,956	7,598,866	$35,843,492	$54,230,812	$81,597,159

Shares issued in reinvestment of dividends	297,129	313,839	515,635	3,318,913	3,550,666	5,551,407

Shares redeemed	(2,119,881)	(2,596,189)	(5,596,215)	(23,642,107)	(29,372,669)	(58,885,914)

Net increase	1,387,404	2,504,606	2,518,286	$15,520,298	$28,408,809	$28,262,652

130	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

	AB High Income Municipal Portfolio
	Shares			Amount
	Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Advisor Class
Shares sold	16,104,612	31,402,697	66,594,755	$179,744,310	$356,113,935	$714,868,348

Shares issued in reinvestment of dividends	1,380,631	1,472,256	1,873,565	15,419,790	16,654,426	20,306,036

Shares redeemed	(15,384,403)	(21,954,717)	(23,207,415)	(171,454,149)	(248,415,324)	(247,761,120)

Net increase	2,100,840	10,920,236	45,260,905	$23,709,951	$124,353,037	$487,413,264

	AB National Portfolio
	Shares			Amount
	Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Class A
Shares sold	4,591,990	7,992,806	9,955,835	$46,820,690	$82,630,150	$100,125,410

Shares issued in reinvestment of dividends	542,702	609,553	1,263,622	5,541,729	6,306,136	12,763,531

Shares converted from Class B	19,212	48,138	117,806	195,262	498,138	1,187,205

Shares redeemed	(6,411,931)	(4,859,413)	(20,650,582)	(65,421,515)	(50,204,349)	(208,028,787)

Net increase (decrease)	(1,258,027)	3,791,084	(9,313,319)	$(12,863,834)	$39,230,075	$(93,952,641)

Class B
Shares sold	2,606	1,293	9,800	$26,510	$13,375	$98,147

Shares issued in reinvestment of dividends	625	921	3,697	6,371	9,522	37,180

Shares converted to Class A	(19,231)	(48,227)	(117,968)	(195,262)	(498,138)	(1,187,205)

Shares redeemed	(1,121)	(4,253)	(70,733)	(11,392)	(43,872)	(709,665)

Net decrease	(17,121)	(50,266)	(175,204)	$(173,773)	$(519,113)	$(1,761,543)

Class C
Shares sold	839,053	1,290,217	989,003	$8,546,762	$13,352,027	$9,938,481

Shares issued in reinvestment of dividends	108,780	125,919	243,547	1,109,532	1,301,368	2,457,141

Shares redeemed	(933,541)	(1,118,027)	(3,164,858)	(9,502,051)	(11,552,622)	(31,616,433)

Net increase (decrease)	14,292	298,109	(1,932,308)	$154,243	$3,100,773	$(19,220,811)

Advisor Class
Shares sold	7,236,856	9,211,272	16,540,110	$73,775,182	$95,361,455	$167,363,830

Shares issued in reinvestment of dividends	421,759	435,504	509,126	4,307,152	4,505,554	5,158,346

Shares redeemed	(3,784,298)	(3,307,697)	(9,165,616)	(38,546,508)	(34,288,930)	(91,321,459)

Net increase	3,874,317	6,339,079	7,883,620	$39,535,826	$65,578,079	$81,200,717

AB MUNICIPAL INCOME FUND •	131

Notes to Financial Statements

	AB New York Portfolio
	Shares			Amount
	Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Class A
Shares sold	2,850,469	4,201,602	4,490,562	$28,233,689	$42,101,297	$44,085,154

Shares issued in reinvestment of dividends	366,106	421,106	824,910	3,633,245	4,222,672	8,109,982

Shares converted from Class B	29,202	56,219	307,083	289,295	564,360	3,014,486

Shares redeemed	(4,187,202)	(4,902,284)	(10,098,924)	(41,504,403)	(49,135,520)	(98,706,099)

Net decrease	(941,425)	(223,357)	(4,476,369)	$(9,348,174)	$(2,247,191)	$(43,496,477)

Class B
Shares sold	910	7,144	3,916	$9,023	$71,259	$38,513

Shares issued in reinvestment of dividends	1,013	1,365	6,936	10,040	13,667	67,800

Shares converted to Class A	(29,250)	(56,306)	(307,416)	(289,295)	(564,360)	(3,014,486)

Shares redeemed	(4,986)	(7,872)	(50,425)	(49,291)	(78,813)	(489,426)

Net decrease	(32,313)	(55,669)	(346,989)	$(319,523)	$(558,247)	$(3,397,599)

Class C
Shares sold	574,229	646,978	498,851	$5,688,050	$6,492,220	$4,896,340

Shares issued in reinvestment of dividends	58,359	68,969	138,565	578,896	691,278	1,361,189

Shares redeemed	(670,132)	(611,494)	(1,752,588)	(6,633,008)	(6,133,217)	(17,132,355)

Net increase (decrease)	(37,544)	104,453	(1,115,172)	$(366,062)	$1,050,281	$(10,874,826)

Advisor Class
Shares sold	959,891	1,113,069	994,009	$9,507,529	$11,202,176	$9,792,314

Shares issued in reinvestment of dividends	32,964	26,366	32,426	327,247	264,448	319,135

Shares redeemed	(422,532)	(306,480)	(626,470)	(4,188,540)	(3,075,994)	(6,110,669)

Net increase	570,323	832,955	399,965	$5,646,236	$8,390,630	$4,000,780

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

NOTE F

Risks Involved in Investing in the Portfolios

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

132	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The AB New York and AB California Portfolios of the AB Municipal Income Fund are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk—There is no guarantee that all of a Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income

AB MUNICIPAL INCOME FUND •	133

Notes to Financial Statements

security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Below Investment Grade Securities—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward

134	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the six months ended November 30, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending May 31, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal period ended May 31, 2015 and year ended October 31, 2014 were as follows:

AB California Portfolio	2015	2014
Ordinary income	$207,341	$368,107

Total taxable distributions	207,341	368,107
Tax exempt distributions	10,975,592	19,241,387

Total distributions paid	$11,182,933	$19,609,494

AB High Income Municipal Portfolio	2015	2014
Ordinary income	$2,657,048	$1,640,685

Total taxable distributions	2,657,048	1,640,685
Tax exempt distributions	50,492,035	72,655,517

Total distributions paid	$53,149,083	$74,296,202

AB MUNICIPAL INCOME FUND •	135

Notes to Financial Statements

AB National Portfolio	2015		2014
Ordinary income	$184,929		$458,398
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions	184,929		458,398
Tax return of capital	– 0	–	– 0	–
Tax exempt distributions	19,929,492		33,538,574

Total distributions paid	$20,114,421		$33,996,972

AB New York Portfolio	2015		2014
Ordinary income	$66,957		$113,695
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions	66,957		113,695
Tax return of capital	– 0	–	– 0	–
Tax exempt distributions	9,573,096		17,716,412

Total distributions paid	$9,640,053		$17,830,107

As of May 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Tax- Exempt Income			Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
AB California	$	– 0	–	$(3,296,579)	$50,371,516	$47,074,937
AB High Income Municipal		3,749,843		(42,227,797)	101,621,354	63,143,400
AB National		– 0	–	(25,366,907)	46,231,679	20,864,772
AB New York		– 0	–	(17,767,357)	28,743,883	10,976,526

(a)

At May 31, 2015 AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio, and AB New York Portfolio had capital loss carryforwards for federal income tax purposes. During the fiscal period, AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio, and AB New York Portfolio utilized capital loss carryforwards of $2,912,333, $286,988, $4,147,022, and $1,565,170, respectively, to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps and tender option bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities, the amortization of offering costs and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

136	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

As of May 31, 2015, certain Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
AB California	$2,554,933	$741,646	No expiration
AB High Income Municipal	4,182,905	n/a	2019
AB High Income Municipal	23,317,998	14,726,904	No expiration
AB National	13,398,175	11,968,732	No expiration
AB New York	7,864,127	9,903,230	No expiration

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Funds’ expense ratio. At November 30, 2015, the amount of Floating Rate Notes outstanding was $4,445,000, $152,630,000 and $5,700,000 and the related interest rate was 0.02%, 0.02% to 0.03% and 0.02% for AB California, AB High Income Municipal and AB National, respectively. At November 30, 2015, AB New York did not have any Floating Rate Notes outstanding.

Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing. For the six months ended November 30, 2015, the Portfolios did not engage in such transactions.

AB MUNICIPAL INCOME FUND •	137

Notes to Financial Statements

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

138	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB California Portfolio
Class A
Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.27	$ 11.44	$ 10.83	$ 11.51	$ 10.84	$ 10.94	$ 10.51

Income From Investment Operations
Net investment income(b)(c)	.20	.23	.41	.41	.44	.46	.46
Net realized and unrealized gain (loss) on investment transactions	.07	(.18)	.59	(.67)	.65	(.10)	.42

Net increase (decrease) in net asset value from operations	.27	.05	1.00	(.26)	1.09	.36	.88

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.22)	(.39)	(.39)	(.42)	(.45)	(.45)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	– 0	–	(.01)	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.19)	(.22)	(.39)	(.42)	(.42)	(.46)	(.45)

Net asset value, end of period	$ 11.35	$ 11.27	$ 11.44	$ 10.83	$ 11.51	$ 10.84	$ 10.94

Total Return
Total investment return based on net asset value(e)	2.44%	.46%	9.42%	(2.31)%	10.19%	3.47%	8.49%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$447,714	$440,324	$442,905	$462,298	$533,057	$511,656	$599,027
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.76	%^	.78	%^	.81%	.80%	.76%	.76%	.75	%+
Expenses, before waivers/reimbursements(f)	.80	%^	.83	%^	.86%	.85%	.85%	.86%	.85	%+
Net investment income(b)	3.56	%^	3.52	%^	3.72%	3.68%	3.89%	4.39%	4.30	%+
Portfolio turnover rate	9%	12%	14%	22%	23%	12%	8%

See footnote summary on pages 154-156.

AB MUNICIPAL INCOME FUND •	139

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB California Portfolio
Class B
Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.28	$ 11.44	$ 10.83	$ 11.50	$ 10.84	$ 10.94	$ 10.50

Income From Investment Operations
Net investment income(b)(c)	.16	.19	.34	.33	.36	.39	.38
Net realized and unrealized gain (loss) on investment transactions	.06	(.17)	.58	(.66)	.64	(.11)	.43

Net increase (decrease) in net asset value from operations	.22	.02	.92	(.33)	1.00	.28	.81

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.18)	(.31)	(.31)	(.34)	(.37)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	– 0	–	(.01)	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.18)	(.31)	(.34)	(.34)	(.38)	(.37)

Net asset value, end of period	$ 11.35	$ 11.28	$ 11.44	$ 10.83	$ 11.50	$ 10.84	$ 10.94

Total Return
Total investment return based on net asset value(e)	1.97%	.13%	8.66%	(2.90)%	9.34%	2.75%	7.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$144	$188	$405	$1,017	$1,804	$2,872	$5,267
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.51	%^	1.51	%^	1.51%	1.50%	1.46%	1.46%	1.45	%+
Expenses, before waivers/reimbursements(f)	1.56	%^	1.57	%^	1.56%	1.56%	1.58%	1.58%	1.57	%+
Net investment income(b)	2.81	%^	2.80	%^	3.05%	2.97%	3.21%	3.70%	3.61	%+
Portfolio turnover rate	9%	12%	14%	22%	23%	12%	8%

See footnote summary on pages 154-156.

140	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB California Portfolio
Class C
Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.27	$ 11.43	$ 10.83	$ 11.50	$ 10.83	$ 10.93	$ 10.50

Income From Investment Operations
Net investment income(b)(c)	.16	.19	.33	.34	.36	.39	.39
Net realized and unrealized gain (loss) on investment transactions	.07	(.17)	.58	(.67)	.65	(.11)	.41

Net increase (decrease) in net asset value from operations	.23	.02	.91	(.33)	1.01	.28	.80

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.18)	(.31)	(.31)	(.34)	(.37)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	– 0	–	(.01)	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.18)	(.31)	(.34)	(.34)	(.38)	(.37)

Net asset value, end of period	$ 11.35	$ 11.27	$ 11.43	$ 10.83	$ 11.50	$ 10.83	$ 10.93

Total Return
Total investment return based on net asset value(e)	2.06%	.13%	8.57%	(2.90)%	9.44%	2.75%	7.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,518	$83,677	$83,761	$87,172	$107,831	$106,547	$117,354
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.51	%^	1.51	%^	1.51%	1.50%	1.46%	1.46%	1.45	%+
Expenses, before waivers/reimbursements(f)	1.55	%^	1.55	%^	1.56%	1.55%	1.55%	1.56%	1.55	%+
Net investment income(b)	2.81	%^	2.79	%^	3.02%	2.98%	3.19%	3.69%	3.60	%+
Portfolio turnover rate	9%	12%	14%	22%	23%	12%	8%

See footnote summary on pages 154-156.

AB MUNICIPAL INCOME FUND •	141

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB California Portfolio
Advisor Class
Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.27	$ 11.44	$ 10.83	$ 11.51	$ 10.84	$ 10.94	$ 10.51

Income From Investment Operations
Net investment income(b)(c)	.21	.25	.44	.45	.47	.49	.49
Net realized and unrealized gain (loss) on investment transactions	.08	(.18)	.59	(.68)	.65	(.10)	.42

Net increase (decrease) in net asset value from operations	.29	.07	1.03	(.23)	1.12	.39	.91

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.24)	(.42)	(.42)	(.45)	(.48)	(.48)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	– 0	–	(.01)	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.24)	(.42)	(.45)	(.45)	(.49)	(.48)

Net asset value, end of period	$ 11.35	$ 11.27	$ 11.44	$ 10.83	$ 11.51	$ 10.84	$ 10.94

Total Return
Total investment return based on net asset value(e)	2.57%	.62%	9.75%	(2.02)%	10.53%	3.78%	8.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$80,624	$66,892	$48,251	$36,856	$37,507	$23,338	$13,614
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.51	%^	.51	%^	.51%	.50%	.46%	.46%	.45	%+
Expenses, before waivers/reimbursements(f)	.55	%^	.55	%^	.56%	.55%	.55%	.55%	.55	%+
Net investment income(b)	3.80	%^	3.78	%^	3.99%	3.97%	4.16%	4.65%	4.59	%+
Portfolio turnover rate	9%	12%	14%	22%	23%	12%	8%

See footnote summary on pages 154-156.

142	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Class A
Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,	January 26, 2010(g) to October 31, 2010
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.24	.28	.54	.53	.53	.54	.40
Net realized and unrealized gain (loss) on investment transactions	.10	(.01)	.93	(1.18)	1.28	(.42)	.71
Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.34	.27	1.47	(.65)	1.81	.12	1.11

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.29)	(.54)	(.54)	(.55)	(.56)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.25)	(.29)	(.54)	(.54)	(.55)	(.59)	(.42)

Net asset value, end of period	$ 11.29	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(e)	3.10%	2.45%	14.62%	(5.88)%	18.08%	1.47%	11.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$708,847	$693,523	$627,941	$593,742	$613,787	$279,661	$240,484
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(f)	.86	%^	.86	%^	.89%	.89%	.91%	.92%	.90	%+^(h)
Expenses, before waivers/ reimbursements(f)	.88	%^	.89	%^	.96%	.98%	1.00%	1.06%	1.27	%+^
Net investment income(b)	4.38	%^	4.33	%^	4.99%	4.78%	4.81%	5.51%	5.29	%+^
Portfolio turnover rate	10%	9%	17%	41%	14%	43%	27%

See footnote summary on pages 154-156.

AB MUNICIPAL INCOME FUND •	143

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Class C
Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,	January 26, 2010(g) to October 31, 2010
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.20	.24	.46	.46	.45	.47	.36
Net realized and unrealized gain (loss) on investment transactions	.09	(.01)	.93	(1.19)	1.28	(.42)	.69
Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.29	.23	1.39	(.73)	1.73	.05	1.05

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.25)	(.46)	(.46)	(.47)	(.49)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.21)	(.25)	(.46)	(.46)	(.47)	(.52)	(.36)

Net asset value, end of period	$ 11.28	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(e)	2.63%	2.02%	13.83%	(6.53)%	17.27%	.76%	10.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$302,103	$284,261	$256,667	$209,480	$212,480	$87,012	$68,911
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.61	%^	1.59	%^	1.59%	1.59%	1.61%	1.62%	1.59	%+^(h)
Expenses, before waivers /reimbursements(f)	1.63	%^	1.62	%^	1.66%	1.68%	1.71%	1.76%	2.00	%+^
Net investment income(b)	3.63	%^	3.61	%^	4.28%	4.09%	4.10%	4.81%	4.63	%+^
Portfolio turnover rate	10%	9%	17%	41%	14%	43%	27%

See footnote summary on pages 154-156.

144	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Advisor Class
Six Months Ended November 30, 2015 (unaudited)	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,	January 26, 2010(g) to October 31, 2010
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.26	.30	.56	.57	.56	.57	.43
Net realized and unrealized gain (loss) on investment transactions	.09	(.01)	.94	(1.19)	1.28	(.42)	.70
Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.35	.29	1.50	(.62)	1.84	.15	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.31)	(.57)	(.57)	(.58)	(.59)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.27)	(.31)	(.57)	(.57)	(.58)	(.62)	(.44)

Net asset value, end of period	$ 11.28	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(e)	3.14%	2.61%	14.97%	(5.60)%	18.44%	1.77%	11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,116,655	$1,084,612	$964,020	$418,473	$435,548	$188,932	$100,804
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(f)	.61	%^	.59	%^	.59%	.59%	.61%	.62%	.57	%+^(h)
Expenses, before waivers/ reimbursements(f)	.63	%^	.62	%^	.66%	.68%	.71%	.76%	1.12	%+^
Net investment income(b)	4.63	%^	4.60	%^	5.20%	5.08%	5.13%	5.81%	5.56	%+^
Portfolio turnover rate	10%	9%	17%	41%	14%	43%	27%

See footnote summary on pages 154-156.

AB MUNICIPAL INCOME FUND •	145

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class A
	Six Months Ended November 30, 2015 (unaudited)		November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
				2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.20		$ 10.34	$ 9.91	$ 10.61	$ 9.97	$ 10.04	$ 9.62

Income From Investment Operations
Net investment income(b)(c)	.17		.20	.37	.36	.39	.43	.41
Net realized and unrealized gain (loss) on investment transactions	.07		(.13)	.43	(.70)	.65	(.07)	.42

Net increase (decrease) in net asset value from operations	.24		.07	.80	(.34)	1.04	.36	.83

Less: Dividends
Dividends from net investment income	(.17)		(.21)	(.37)	(.36)	(.40)	(.43)	(.41)

Net asset value, end of period	$ 10.27		$ 10.20	$ 10.34	$ 9.91	$ 10.61	$ 9.97	$ 10.04

Total Return
Total investment return based on net asset value(e)	2.40%		.62%	8.23%	(3.27)%	10.57%	3.80%	8.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$603,394		$612,321	$581,215	$649,618	$754,297	$641,972	$712,033
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.75	%^	.78%^	.81%	.80%	.76%	.76%	.76	%+
Expenses, before waivers/reimbursements(f)	.80	%^	.82%^	.86%	.86%	.86%	.88%	.87	%+
Net investment income(b)	3.37	%^	3.39%^	3.65%	3.45%	3.81%	4.42%	4.16	%+
Portfolio turnover rate	8%		6%	19%	26%	11%	8%	13%

See footnote summary on pages 154-156.

146	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class B
	Six Months Ended November 30, 2015 (unaudited)		November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
				2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.19		$ 10.32	$ 9.90	$ 10.60	$ 9.96	$ 10.02	$ 9.61

Income From Investment Operations
Net investment income(b)(c)	.13		.16	.30	.28	.33	.36	.34
Net realized and unrealized gain (loss) on investment transactions	.07		(.13)	.42	(.69)	.64	(.06)	.41

Net increase (decrease) in net asset value from operations	.20		.03	.72	(.41)	.97	.30	.75

Less: Dividends
Dividends from net investment income	(.13)		(.16)	(.30)	(.29)	(.33)	(.36)	(.34)

Net asset value, end of period	$ 10.26		$ 10.19	$ 10.32	$ 9.90	$ 10.60	$ 9.96	$ 10.02

Total Return
Total investment return based on net asset value(e)	2.03%		.30%	7.39%	(3.95)%	9.83%	3.19%	7.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$750		$920	$1,451	$3,126	$5,368	$7,334	$12,640
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.50	%^	1.51%^	1.51%	1.49%	1.46%	1.46%	1.46	%+
Expenses, before waivers/reimbursements(f)	1.56	%^	1.57%^	1.57%	1.57%	1.58%	1.60%	1.60	%+
Net investment income(b)	2.63	%^	2.69%^	2.98%	2.75%	3.16%	3.74%	3.48	%+
Portfolio turnover rate	8%		6%	19%	26%	11%	8%	13%

See footnote summary on pages 154-156.

AB MUNICIPAL INCOME FUND •	147

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class C
	Six Months Ended November 30, 2015 (unaudited)		November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
				2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.19		$ 10.33	$ 9.90	$ 10.60	$ 9.96	$ 10.03	$ 9.61

Income From Investment Operations
Net investment income(b)(c)	.13		.16	.30	.29	.32	.36	.34
Net realized and unrealized gain (loss) on investment transactions	.07		(.14)	.43	(.70)	.64	(.07)	.42

Net increase (decrease) in net asset value from operations	.20		.02	.73	(.41)	.96	.29	.76

Less: Dividends
Dividends from net investment income	(.13)		(.16)	(.30)	(.29)	(.32)	(.36)	(.34)

Net asset value, end of period	$ 10.26		$ 10.19	$ 10.33	$ 9.90	$ 10.60	$ 9.96	$ 10.03

Total Return
Total investment return based on net asset value(e)	2.03%		.20%	7.49%	(3.95)%	9.81%	3.09%	8.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$132,943		$131,936	$130,601	$144,358	$172,228	$140,265	$153,200
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.50	%^	1.51%^	1.51%	1.50%	1.46%	1.46%	1.46	%+
Expenses, before waivers/reimbursements(f)	1.55	%^	1.56%^	1.56%	1.56%	1.57%	1.58%	1.58	%+
Net investment income(b)	2.62	%^	2.67%^	2.96%	2.76%	3.11%	3.72%	3.47	%+
Portfolio turnover rate	8%		6%	19%	26%	11%	8%	13%

See footnote summary on pages 154-156.

148	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Advisor Class
	Six Months Ended November 30, 2015 (unaudited)		November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
				2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.21		$ 10.34	$ 9.91	$ 10.61	$ 9.97	$ 10.04	$ 9.62

Income From Investment Operations
Net investment income(b)(c)	.18		.22	.40	.39	.42	.46	.44
Net realized and unrealized gain (loss) on investment transactions	.07		(.13)	.43	(.70)	.65	(.07)	.42

Net increase (decrease) in net asset value from operations	.25		.09	.83	(.31)	1.07	.39	.86

Less: Dividends
Dividends from net investment income	(.19)		(.22)	(.40)	(.39)	(.43)	(.46)	(.44)

Net asset value, end of period	$ 10.27		$ 10.21	$ 10.34	$ 9.91	$ 10.61	$ 9.97	$ 10.04

Total Return
Total investment return based on net asset value(e)	2.43%		.88%	8.55%	(2.98)%	10.91%	4.11%	9.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$357,664		$315,809	$254,434	$165,782	$186,303	$94,240	$72,609
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.50	%^	.51%^	.51%	.50%	.46%	.46%	.46	%+
Expenses, before waivers/reimbursements(f)	.55	%^	.55%^	.55%	.56%	.56%	.58%	.57	%+
Net investment income(b)	3.62	%^	3.66%^	3.92%	3.74%	4.08%	4.70%	4.45	%+
Portfolio turnover rate	8%		6%	19%	26%	11%	8%	13%

See footnote summary on pages 154-156.

AB MUNICIPAL INCOME FUND •	149

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class A
	Six Months Ended November 30, 2015 (unaudited)		November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
					2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 9.92		$ 10.01		$ 9.70		$ 10.47		$ 9.97		$ 10.01		$ 9.69

Income From Investment Operations
Net investment income(b)(c)	.16		.19		.34		.33		.36		.38		.37
Net realized and unrealized gain (loss) on investment transactions	.05		(.09)		.31		(.76)		.50		(.04)		.32

Net increase (decrease) in net asset value from operations	.21		.10		.65		(.43)		.86		.34		.69

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.19)		(.34)		(.32)		(.36)		(.38)		(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.02)		– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.16)		(.19)		(.34)		(.34)		(.36)		(.38)		(.37)

Net asset value, end of period	$ 9.97		$ 9.92		$ 10.01		$ 9.70		$ 10.47		$ 9.97		$ 10.01

Total Return
Total investment return based on net asset value(e)	2.11%		.97%		6.79%		(4.07)%		8.76%		3.56%		7.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$420,891		$428,145		$434,208		$464,134		$579,899		$493,133		$516,566
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.75	%^	.78	%^	.81%		.79%		.75%		.75%		.75	%+
Expenses, before waivers/reimbursements(f)	.81	%^	.85	%^	.87%		.85%		.85%		.87%		.86	%+
Net investment income(b)	3.16	%^	3.21	%^	3.42%		3.28%		3.49%		3.90%		3.76	%+
Portfolio turnover rate	12%		12%		28%		19%		14%		7%		5%

See footnote summary on pages 154-156.

150	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class B
	Six Months Ended November 30, 2015 (unaudited)		November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
					2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 9.91		$ 10.00		$ 9.69		$ 10.45		$ 9.96		$ 10.00		$ 9.68

Income From Investment Operations
Net investment income(b)(c)	.12		.14		.27		.26		.29		.31		.30
Net realized and unrealized gain (loss) on investment transactions	.05		(.08)		.31		(.74)		.49		(.04)		.32

Net increase (decrease) in net asset value from operations	.17		.06		.58		(.48)		.78		.27		.62

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.15)		(.27)		(.26)		(.29)		(.31)		(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.02)		– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.12)		(.15)		(.27)		(.28)		(.29)		(.31)		(.30)

Net asset value, end of period	$ 9.96		$ 9.91		$ 10.00		$ 9.69		$ 10.45		$ 9.96		$ 10.00

Total Return
Total investment return based on net asset value(e)	1.73%		.55%		6.06%		(4.64)%		7.92%		2.85%		6.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,332		$1,646		$2,217		$5,510		$9,664		$14,134		$24,682
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.50	%^	1.51	%^	1.51%		1.49%		1.45%		1.45%		1.45	%+
Expenses, before waivers/reimbursements(f)	1.57	%^	1.59	%^	1.58%		1.55%		1.57%		1.59%		1.58	%+
Net investment income(b)	2.42	%^	2.49	%^	2.77%		2.57%		2.82%		3.22%		3.08	%+
Portfolio turnover rate	12%		12%		28%		19%		14%		7%		5%

See footnote summary on pages 154-156.

AB MUNICIPAL INCOME FUND •	151

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class C
	Six Months Ended November 30, 2015 (unaudited)		November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
					2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 9.92		$ 10.00		$ 9.69		$ 10.46		$ 9.96		$ 10.01		$ 9.68

Income From Investment Operations
Net investment income(b)(c)	.12		.14		.27		.26		.29		.31		.30
Net realized and unrealized gain (loss) on investment transactions	.05		(.07)		.31		(.75)		.50		(.05)		.33

Net increase (decrease) in net asset value from operations	.17		.07		.58		(.49)		.79		.26		.63

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.15)		(.27)		(.26)		(.29)		(.31)		(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.02)		– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.12)		(.15)		(.27)		(.28)		(.29)		(.31)		(.30)

Net asset value, end of period	$ 9.97		$ 9.92		$ 10.00		$ 9.69		$ 10.46		$ 9.96		$ 10.01

Total Return
Total investment return based on net asset value(e)	1.73%		.65%		6.05%		(4.74)%		8.01%		2.74%		6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,319		$72,332		$71,934		$80,507		$106,135		$79,223		$90,789
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.50	%^	1.51	%^	1.51%		1.49%		1.45%		1.45%		1.45	%+
Expenses, before waivers/reimbursements(f)	1.56	%^	1.58	%^	1.57%		1.55%		1.55%		1.57%		1.56	%+
Net investment income(b)	2.41	%^	2.48	%^	2.72%		2.58%		2.79%		3.20%		3.05	%+
Portfolio turnover rate	12%		12%		28%		19%		14%		7%		5%

See footnote summary on pages 154-156.

152	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Advisor Class
	Six Months Ended November 30, 2015 (unaudited)		November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
					2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 9.93		$ 10.01		$ 9.70		$ 10.47		$ 9.97		$ 10.01		$ 9.69

Income From Investment Operations
Net investment income(b)(c)	.17		.20		.36		.37		.39		.41		.40
Net realized and unrealized gain (loss) on investment transactions	.04		(.08)		.32		(.76)		.50		(.04)		.32

Net increase (decrease) in net asset value from operations	.21		.12		.68		(.39)		.89		.37		.72

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.20)		(.37)		(.36)		(.39)		(.41)		(.40)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.02)		– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)		(.20)		(.37)		(.38)		(.39)		(.41)		(.40)

Net asset value, end of period	$ 9.97		$ 9.93		$ 10.01		$ 9.70		$ 10.47		$ 9.97		$ 10.01

Total Return
Total investment return based on net asset value(e)	2.13%		1.23%		7.11%		(3.78)%		9.09%		3.87%		7.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,669		$28,838		$20,755		$16,229		$23,882		$11,169		$13,028
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.50	%^	.51	%^	.51%		.49%		.45%		.45%		.45	%+
Expenses, before waivers/reimbursements(f)	.56	%^	.57	%^	.57%		.55%		.54%		.57%		.55	%+
Net investment income(b)	3.40	%^	3.46	%^	3.69%		3.56%		3.77%		4.21%		4.03	%+
Portfolio turnover rate	12%		12%		28%		19%		14%		7%		5%

See footnote summary on pages 154-156.

AB MUNICIPAL INCOME FUND •	153

Financial Highlights

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended November 30, 2015 (unaudited)		November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
					2014	2013	2012	2011	2010

AB California Portfolio
Class A
Net of waivers/reimbursements	.75	%^	.77	%^	.80%	.79%	.75%	.75%	.75	%+
Before waivers/reimbursements	.79	%^	.82	%^	.85%	.84%	.84%	.85%	.84	%+
Class B
Net of waivers/reimbursements	1.50%		1.50%		1.50%	1.48%	1.45%	1.46%	1.45	%+
Before waivers/reimbursements	1.55%		1.57%		1.56%	1.54%	1.57%	1.57%	1.56	%+
Class C
Net of waivers/reimbursements	1.50	%^	1.50	%^	1.50%	1.49%	1.45%	1.45%	1.45	%+
Before waivers/reimbursements	1.54	%^	1.55	%^	1.55%	1.54%	1.54%	1.55%	1.55	%+
Advisor Class
Net of waivers/reimbursements	.50	%^	.50	%^	.50%	.49%	.45%	.45%	.45	%+
Before waivers/reimbursements	.54	%^	.54	%^	.55%	.54%	.53%	.55%	.54	%+

AB High Income Municipal Portfolio
Class A
Net of waivers/reimbursements	.80	%^	.80	%^	.80%	.80%	.80%	.80%	.78	%+^(h)(i)
Before waivers/reimbursements	.81	%^	.83	%^	.88%	.89%	.89%	.94%	1.15	%+^(i)
Class C
Net of waivers/reimbursements	1.55	%^	1.53	%^	1.50%	1.50%	1.50%	1.50%	1.47	%+^(h)(i)
Before waivers/reimbursements	1.57	%^	1.56	%^	1.58%	1.59%	1.59%	1.64%	1.87	%+^(i)

154	• AB MUNICIPAL INCOME FUND

Financial Highlights

	Six Months Ended November 30, 2015 (unaudited)		November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
					2014	2013	2012	2011	2010

Advisor Class
Net of waivers/reimbursements	.55	%^	.53	%^	.50%	.50%	.50%	.50%	.45	%+^(h)(i)
Before waivers/reimbursements	.56	%^	.56	%^	.58%	.59%	.59%	.64%	1.00	%+^(i)

AB National Portfolio
Class A
Net of waivers/reimbursements	.75	%^	.77	%^	.80%	.79%	.75%	.75%	.75	%+
Before waivers/reimbursements	.79	%^	.82	%^	.85%	.85%	.85%	.87%	.87	%+
Class B
Net of waivers/reimbursements	1.49	%^	1.50	%^	1.50%	1.48%	1.45%	1.45%	1.45	%+
Before waivers/reimbursements	1.54%		1.57%		1.56%	1.56%	1.58%	1.59%	1.59	%+
Class C
Net of waivers/reimbursements	1.50	%^	1.50	%^	1.50%	1.49%	1.45%	1.45%	1.45	%+
Before waivers/reimbursements	1.54	%^	1.55	%^	1.55%	1.55%	1.56%	1.57%	1.57	%+
Advisor Class
Net of waivers/reimbursements	.50	%^	.50	%^	.50%	.49%	.45%	.45%	.45	%+
Before waivers/reimbursements	.54	%^	.55	%^	.55%	.55%	.55%	.57%	.57	%+

AB New York Portfolio
Class A
Net of waivers/reimbursements	.75	%^	.77	%^	.80%	.79%	.75%	.75%	.75	%+
Before waivers/reimbursements	.81	%^	.84	%^	.87%	.84%	.85%	.85%	.85	%+
Class B
Net of waivers/reimbursements	1.50	%^	1.50	%^	1.50%	1.48%	1.45%	1.45%	1.45	%+
Before waivers/reimbursements	1.56	%^	1.58	%^	1.57%	1.55%	1.57%	1.59%	1.58	%+
Class C
Net of waivers/reimbursements	1.50	%^	1.50	%^	1.50%	1.49%	1.45%	1.45%	1.45	%+
Before waivers/reimbursements	1.56	%^	1.57	%^	1.57%	1.54%	1.55%	1.57%	1.56	%+
Advisor Class
Net of waivers/reimbursements	.50	%^	.50	%^	.50%	.49%	.45%	.45%	.45	%+
Before waivers/reimbursements	.56	%^	.56	%^	.56%	.54%	.54%	.57%	.55	%+

AB MUNICIPAL INCOME FUND •	155

Financial Highlights

(g)	Commencement of operations

(h)	The Adviser agreed to voluntarily reimburse an additional .02%, .03% and .05% of the Portfolio’s Class A, Class C and Advisor Class expenses, respectively.

(i)	For the period January 26, 2010, commencement of operations, to October 31, 2010.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

156	• AB MUNICIPAL INCOME FUND

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Robert “Guy” B. Davidson III,(2) Senior Vice President

Douglas J. Peebles, Senior Vice President

Fred S. Cohen,(2) Vice President

Terrance T. Hults,(2) Vice President

Matthew J. Norton,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Davidson and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the High Income Municipal Portfolio. Messrs. Cohen, Davidson, Hults and Norton are the investment professionals with the most significant responsibility for the day-to-day management of the California, National and New York Portfolios.

AB MUNICIPAL INCOME FUND •	157

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on November 3-5, 2015:

•	AB California Portfolio

•	AB National Portfolio

•	AB New York Portfolio

•	AB High Income Municipal Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Portfolio, in which the Senior Officer concluded that the contractual fee for each Portfolio was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Portfolio and the overall arrangements between each Portfolio and the Adviser, as

158	• AB MUNICIPAL INCOME FUND

provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for each Portfolio. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from such Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolios’ other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolios, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolios. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with each Portfolio was not unreasonable.

AB MUNICIPAL INCOME FUND •	159

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolios’ shares and transfer agency fees paid by the Portfolios to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance for Class A shares of each Portfolio as compared with that of a group of funds selected by Broadridge (the “Performance Group”) and as compared with that of a broader array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares of each Portfolio as compared with the Barclays Municipal Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods, as applicable, ended July 31, 2015 and (in the case of comparisons with the Index) the period since inception.

AB California Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 3-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the 1-, 3- and 5-year periods and lagged it in the 10-year period and the period since inception. Based on their review, the directors concluded that the Portfolio’s recent performance was acceptable.

AB National Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1- and 3-year periods, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period, and in the 3rd quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio lagged the Index in all periods except the 5-year period. Based on their review and their discussion with the Adviser of the

160	• AB MUNICIPAL INCOME FUND

reasons for the Portfolio’s recent performance, the directors concluded that the Portfolio’s performance was acceptable.

AB New York Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods, and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 10-year period. The Portfolio lagged the Index in all periods except the 5-year period. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

AB High Income Municipal Portfolio

The directors noted that the Portfolio (January 2010 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period, and in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 5-year period. The Portfolio outperformed the Index in all periods. The Senior Officer had recommended that the directors discuss with the Adviser the potential addition of a secondary benchmark for the Portfolio. A discussion ensued in which the Adviser explained that it anticipated providing a further update concerning the Portfolio’s benchmarks at a future meeting. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid or payable by each Portfolio to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there were no institutional products managed by it that have an investment style substantially similar to that of a Portfolio. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer, and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolios but which invest in fixed income municipal securities.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolios relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming their

AB MUNICIPAL INCOME FUND •	161

shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of each Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the Portfolio’s investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year and the information included the pro forma expense ratio of each Portfolio to reflect a reduction in the 12b-1 fee effective January 30, 2015. The pro forma expense ratio of each Portfolio reflected fee waivers and/or expense reimbursements as a result of undertakings by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in each Portfolio’s Broadridge category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

AB California Portfolio

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Portfolio’s pro forma total expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

AB National Portfolio

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Portfolio’s pro forma total expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

162	• AB MUNICIPAL INCOME FUND

AB New York Portfolio

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Portfolio’s pro forma total expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

AB High Income Municipal Portfolio

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee of 50 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Portfolio’s pro forma total expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for each Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolios, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolios’ shareholders would benefit from a sharing of economies of scale in the event a Portfolio’s net assets exceed a breakpoint in the future.

AB MUNICIPAL INCOME FUND •	163

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Municipal Income Fund (the “Fund”) in respect of the following Portfolios (the “Portfolios”):2

California Portfolio

National Portfolio

New York Portfolio

High Income Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Portfolios do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolios.

164	• AB MUNICIPAL INCOME FUND

Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S.Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that each Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Schedule[5]	Portfolio
Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	California Portfolio National Portfolio New York Portfolio

High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	High Income Municipal Portfolio

The Portfolios’ net assets on September 30, 2015 are set forth below:

Portfolio	September 30, 2015 Net Assets ($MM)
California Portfolio	$600.7
National Portfolio	$1,079.6
New York Portfolio	$531.3
High Income Municipal Portfolio	$2,043.6

The Portfolios’ Investment Advisory Agreements provide for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to each Portfolio. Indicated below are the reimbursement amounts, which

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

AB MUNICIPAL INCOME FUND •	165

the Adviser received from the Portfolios during their most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount[6]	As a % of Average Daily Net Assets
California Portfolio	$28,887	0.005%
National Portfolio	$29,090	0.003%
New York Portfolio	$29,090	0.005%
High Income Municipal Portfolio	$28,559	0.001%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratio to the amounts set forth below for each Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to each Portfolio’s prospectus update. In addition, set forth below are the gross expense ratios of the Portfolios for the fiscal year ended May 31, 2015 (October 1, 2014 - May 31, 2015):

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[7]		Fiscal Year End[8]
California Portfolio[9],[10],[11]	Advisor Class A Class B Class C	0.50 0.75 1.50 1.50	% % % %	0.54 0.82 1.57 1.55	% % % %	May 31, 2015

National Portfolio[9,10,11]	Advisor Class A Class B Class C	0.50 0.75 1.50 1.50	% % % %	0.55 0.82 1.57 1.55	% % % %	May 31, 2015

New York Portfolio[9,10,11]	Advisor Class A Class B Class C	0.50 0.75 1.50 1.50	% % % %	0.56 0.84 1.58 1.57	% % % %	May 31, 2015

High Income Municipal Portfolio[12],[13]	Advisor Class A Class C	0.50 0.80 1.50	% % %	0.56 0.83 1.56	% % %	May 31, 2015

6	The reimbursements are for the fiscal period from November 1, 2014 through May 31, 2015.

7	Annualized.

8	The Fund changed its fiscal year end from October 31 to May 31.

9	Effective January 30, 2015, the Rule 12b-1 fee for Class A shares of the Fund was reduced from 0.30% to 0.25%. At the same time, the expense cap for the Class A shares was also reduced from 0.80% to 0.75%.

10	The net expense ratio for Class A shares of the Fund during the fiscal year ended May 31, 2015 was 0.77%.

11	The Fund’s expense ratios exclude interest expense of 0.01% for all share classes.

12	Effective January 30, 2015, the Rule 12b-1 fee for Class A shares of the Fund was reduced from 0.30% to 0.25%. The expense cap remained at the same level (80%).

13	The Fund’s expense ratios exclude interest expense of 0.06% for all share classes.

166	• AB MUNICIPAL INCOME FUND

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.14 With respect to the Portfolios, the Adviser

14	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB MUNICIPAL INCOME FUND •	167

represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities, but those mandates have a substantially lower risk profile (credit and interest rate risk) than that of the Portfolios.

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several of the SCB Fund portfolios have a somewhat similar investment style as certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedules been applicable to the Portfolios based on September 30, 2015 net assets.

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
California Portfolio	Short Duration California Municipal Portfolio	0.45% on 1st $750 million 0.40% thereafter	0.450%	0.450%

	California Municipal Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% thereafter	0.500%	0.450%

National Portfolio	Short Duration Diversified Municipal Portfolio	0.45% on 1st $750 million 0.40% thereafter	0.435%	0.450%

	Diversified Municipal Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.496%	0.450%

New York Portfolio	Short Duration New York Municipal Portfolio	0.45% on 1st $750 million 0.40% thereafter	0.450%	0.450%

	New York Municipal Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% thereafter	0.500%	0.450%

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

168	• AB MUNICIPAL INCOME FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services offered by other investment advisers.15,16 Broadridge’s analysis included the comparison of each Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of each Portfolio’s Broadridge Expense Group (“EG”)17 and contractual management fee ranking.18

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[19]	Broadridge EG Median (%)	Rank
California Portfolio	0.450	0.499	1/14
National Portfolio	0.450	0.474	6/16
New York Portfolio[20]	0.450	0.500	2/12
High Income Municipal Portfolio[20]	0.500	0.507	5/10

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continued to be determined by Lipper.

17	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

18	The contractual management fee is calculated by Broadridge using each Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a Portfolio had the lowest effective fee rate in the Broadridge peer group.

19	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any advisory fee waivers or expense reimbursements made by the Adviser that effectively reduce the contractual management fee.

20	One of the Portfolio’s EG peer is excluded from the contractual management fee comparison because Broadridge is unable to calculate the peer’s contractual management fee because of the gross income component in the peer’s advisory fee schedule.

AB MUNICIPAL INCOME FUND •	169

Broadridge also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and the Broadridge Expense Universes (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.21 Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of the Portfolios’ EGs and EUs. The Portfolios’ total expense ratio rankings are also shown. Pro-forma total expense ratio (italicized) is shown to reflect the Portfolios’ 12b-1 fee reductions.

Portfolio	Expense Ratio (%)[22]	Broadridge EG Median (%)	Broadridge EG Rank	Broadridge EU Median (%)	Broadridge EU Rank
California Portfolio	0.800	0.815	7/14	0.787	16/30
Pro-forma	0.750	0.815	3/14	0.787	9/30

National Portfolio	0.800	0.803	8/16	0.800	26/54
Pro-forma	0.750	0.803	5/16	0.800	16/54

New York Portfolio	0.800	0.797	8/13	0.782	14/24
Pro-forma	0.750	0.797	4/13	0.782	8/24

High Income Municipal Portfolio	0.800	0.855	3/11	0.864	8/30
Pro-forma	0.800	0.855	3/11	0.864	8/30

Based on this analysis, except for National Portfolio and High Income Municipal Portfolio, which have a more favorable ranking on a total expense ratio basis than a contractual management fee basis, the Portfolios have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis. The Portfolios have lower total expense ratios than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

21	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

22	Most recently completed fiscal year Class A share total expense ratio.

170	• AB MUNICIPAL INCOME FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolios increased, with the exception of New York Portfolio, which decreased, during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship, provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
California Portfolio		$291
National Portfolio	$	– 0	–
New York Portfolio	$	– 0	–
High Income Municipal Portfolio	$	– 0	–

AB MUNICIPAL INCOME FUND •	171

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
California Portfolio	$1,187,200	$825
National Portfolio	$1,715,218	$11,724
New York Portfolio	$1,108,141	$5,326
High Income Municipal Portfolio	$2,673,604	$72,123

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	ABIS Fee
California Portfolio	$40,198
National Portfolio	$91,743
New York Portfolio	$46,768
High Income Municipal Portfolio	$86,987

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

172	• AB MUNICIPAL INCOME FUND

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics.24 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

23	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

24	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB MUNICIPAL INCOME FUND •	173

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance rankings26 of the Portfolios relative to their Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)27 for the period ended July 31, 2015.28

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
California Portfolio
1 year	4.08	4.25	4.25	10/14	20/34
3 year	3.02	3.46	3.44	11/14	26/32
5 year	4.65	5.41	5.42	13/14	30/31
10 year	4.35	4.44	4.44	9/13	18/28

National Portfolio[29]
1 year	3.47	4.03	3.81	13/16	41/62
3 year	2.34	2.90	2.91	15/16	46/59
5 year	4.48	4.69	4.63	12/16	33/56
10 year	4.21	4.25	4.21	9/16	24/48

New York Portfolio
1 year	3.45	3.91	3.87	11/13	22/26
3 year	1.66	2.11	2.47	13/13	25/26
5 year	3.51	3.96	3.94	13/13	22/23
10 year	3.85	3.98	3.98	11/12	17/22

High Income Municipal Portfolio
1 year	6.20	5.65	5.74	3/11	11/36
3 year	4.36	4.30	4.04	5/11	10/31
5 year	6.87	5.96	6.08	3/11	5/30

26	The performance returns and rankings of the Portfolios are for the Portfolios’ Class A shares. The performance returns of the Portfolios were provided by Broadridge.

27	A Portfolio’s PG/PU may not necessarily be identical to its respective EG/EU, as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

28	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

29	Prior to the third quarter of 2012, the Portfolio was classified by Lipper as a General Municipal Debt Fund. From the third quarter of 2012 through the present, the Portfolio is classified by Lipper as a General & Insured Municipal Debt Fund.

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Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)30 versus their benchmarks.31 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.32

	Period Ending July 31, 2015 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
California Portfolio	4.08	3.02	4.65	4.35	6.01	4.87	0.60	10
Barclays Capital Municipal Bond Index	3.56	2.81	4.39	4.57	6.13	4.34	0.72	10
Inception Date: December 29, 1986

National Portfolio	3.48	2.34	4.48	4.21	5.83	4.68	0.59	10
Barclays Capital Municipal Bond Index	3.56	2.81	4.39	4.57	6.13	4.34	0.72	10
Inception Date: December 29, 1986

New York Portfolio	3.46	1.66	3.51	3.85	5.53	4.17	0.58	10
Barclays Capital Municipal Bond Index	3.56	2.81	4.39	4.57	6.13	4.34	0.72	10
Inception Date: December 29, 1986

High Income Municipal Portfolio	6.22	4.36	6.87	N/A	7.34	6.68	1.01	5
Barclays Capital Municipal Bond Index	3.56	2.81	4.39	N/A	4.72	3.84	1.11	5
Inception Date: January 26, 2010

30	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

31	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2015.

32	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB MUNICIPAL INCOME FUND •	175

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

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THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB MUNICIPAL INCOME FUND •	177

AB Family of Funds

NOTES

178	• AB MUNICIPAL INCOME FUND

NOTES

AB MUNICIPAL INCOME FUND •	179

NOTES

180	• AB MUNICIPAL INCOME FUND

NOTES

AB MUNICIPAL INCOME FUND •	181

NOTES

182	• AB MUNICIPAL INCOME FUND

NOTES

AB MUNICIPAL INCOME FUND •	183

NOTES

184	• AB MUNICIPAL INCOME FUND

AB MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105 800.221.5672

MI-0152-1115

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 20, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 20, 2016